EXHIBIT 10.1

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                                CREDIT AGREEMENT

                                      among

                                   NEFF CORP.,

                               NEFF RENTAL, INC.,

                              NEFF MACHINERY, INC.,

                                VARIOUS LENDERS,

                                       and

                             BANKERS TRUST COMPANY,
                                    as AGENT

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                             Dated as of May 1, 1998

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                  CREDIT AGREEMENT, dated as of May 1, 1998, among NEFF CORPORATION, a Delaware corporation (the "Company"), NEFF RENTAL, INC., a Florida corporation ("Neff Rental"), NEFF MACHINERY, INC., a Florida corporation ("Neff Machinery", and together with the Company and Neff Rental, the "Borrowers", and each a "Borrower"), the Lenders from time to time party hereto, and BANKERS TRUST COMPANY, as Agent (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).

                              W I T N E S S E T H :

                  WHEREAS, the Borrowers, certain financial institutions party thereto, General Electric Capital Corporation, as agent, and Bankers Trust Company, as syndication agent, are party to an Amended Credit Agreement, dated as of December 31, 1997 (as further amended, modified or supplemented up to, but not including, the Restatement Effective Date, the "Existing Credit Agreement"); and

                  WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended and restated in its entirety, and the Lenders and the Agent are willing to amend and restate the same, upon the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto agree that, on the Restatement Effective Date, the Existing Credit Agreement shall be and is hereby amended and restated in its entirety as follows:

                  SECTION 1. AMOUNT AND TERMS OF CREDIT.

                  1.01 THE COMMITMENTS. (a) Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make, at any time and from time to time on and after the Restatement Effective Date and prior to the Final Maturity Date, a revolving loan or revolving loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to the respective Borrowers, which Revolving Loans (i) shall, at the option of the respective Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, PROVIDED that, except as otherwise specifically provided in Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the product of (x) such Lender's Percentage and (y) the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Commitment of such Lender at such time and (iv) shall not exceed for all Lenders at any time outstanding that aggregate principal amount which, when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and
(II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the lesser of (x) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (y) the Total Commitment at such time.

                  (b) Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make, at any time and from time to time on and after the Restatement Effective Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each a "Swingline Loan" and, collectively, the "Swingline Loans") to the respective Borrowers, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when combined with the sum of (I) the aggregate principal amount of all Revolving Loans then outstanding and (II) the aggregate amount of all Letter of Credit Outstandings at such time, an amount equal to the lesser of (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) the Total Commitment at such time, and (iv) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. Notwithstanding anything to the contrary contained in this Section 1.01(b), (x) the Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it and the Company to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the outstanding Swingline Loans and (y) the Swingline Lender shall not make any Swingline Loan after it has received written notice from any Borrower or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (I) of rescission of all such notices from the party or parties originally delivering such notice or (II) of the waiver of such Default or Event of Default by the Required Lenders.

                  (c) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Lenders that the Swingline Lender's outstanding Swingline Loans shall be funded with one or more Borrowings of Revolving Loans (PROVIDED that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section
10), in which case one or more Borrowings of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Lenders PRO RATA based on each Lender's Percentage (determined before giving effect to any termination of the Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly by the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and
(v) the amount of the Borrowing Base or the Total Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any

Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the respective Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause the Lenders to share in such Swingline Loans ratably based upon their respective Percentages (determined before giving effect to any termination of the Commitments pursuant to the last paragraph of Section 10), PROVIDED that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Base Rate Loans hereunder for each day thereafter.

                  1.02 MINIMUM AMOUNT OF EACH BORROWING. The aggregate principal amount of each Borrowing of Revolving Loans or Swingline Loans shall not be less than the Minimum Borrowing Amount applicable thereto. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than fifteen Borrowings of Eurodollar Loans.

                  1.03 NOTICE OF BORROWING. (a) Whenever a Borrower desires to incur (x) Eurodollar Loans hereunder, such Borrower shall give the Agent at the Notice Office at least three Business Days' prior notice of each Eurodollar Loan to be incurred hereunder and (y) Base Rate Loans hereunder (excluding Swingline Loans), such Borrower shall give the Agent at the Notice Office at least one Business Day's prior notice of each Base Rate Loan to be incurred hereunder, PROVIDED that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by such Borrower in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Revolving Loans to be incurred pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), the Borrowing Base at such time, and whether the Revolving Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Agent shall promptly give each Lender notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                  (b)(i) Whenever a Borrower desires to incur Swingline Loans hereunder, such Borrower shall give the Swingline Lender no later than 2:00 P.M. (New York time) on the date that a Swingline Loan is to be incurred hereunder, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be incurred hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business
Day),

(B) the aggregate principal amount of the Swingline Loans to be incurred pursuant to such Borrowing and (C) the Borrowing Base at such time.

                  (ii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(c), with the respective Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in Section 1.01(c).

                  (c) Without in any way limiting the obligation of any Borrower to confirm in writing any telephonic notice of any Borrowing or prepayment of Loans, the Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing or prepayment, as the case may be, believed by the Agent or the Swingline Lender, as the case may be, in good faith to be from the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Assistant Treasurer of such Borrower, or from any other authorized officer of such Borrower designated in writing by any of the foregoing officers of such Borrower to the Agent as being authorized to give such notices, prior to receipt of written confirmation. In each such case, such Borrower hereby waives the right to dispute the Agent's or Swingline Lender's record of the terms of such telephonic notice of such Borrowing or prepayment of Loans, as the case may be, absent manifest error.

                  1.04 DISBURSEMENT OF FUNDS. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 3:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, no later than 1:00 P.M. (New York time) on the date specified in Section 1.01(c)), each Lender will make available its PRO RATA portion (determined in accordance with Section 1.07) of each such Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender will make available the full amount thereof). All such amounts will be made available in Dollars and in immediately available funds at the Payment Office, and, except for Revolving Loans made pursuant to a Mandatory Borrowing, the Agent will make available to the respective Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders. Unless the Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Agent such Lender's portion of any Borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date of Borrowing and the Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the respective Borrower and such Borrower shall immediately pay such corresponding amount to the Agent. The Agent also shall be entitled to recover on demand from such Lender or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to such Borrower until the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate and (ii) if recovered from such Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the respective Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

                  1.05 NOTES. (a) Each Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender to such Borrower shall be evidenced in the Register maintained by the Agent pursuant to Section
13.15 and shall, if requested by such Lender, also be evidenced (i) if Revolving Loans, by a promissory note duly executed and delivered by such Borrower substantially in the form of Exhibit B-1, with blanks appropriately completed in conformity herewith (each a "Revolving Note" and, collectively, the "Revolving Notes") and (ii) if Swingline Loans, by a promissory note duly executed and delivered by such Borrower substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (each a "Swingline Note" and, collectively, the "Swingline Notes").

                  (b) The Revolving Note issued to each Lender shall (i) be executed by each Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Restatement Effective Date (or, if issued after the Restatement Effective Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Commitment of such Lender (or, if issued after the termination thereof, be in a stated principal amount equal to the outstanding Revolving Loans of such Lender at such time) and be payable in the outstanding principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) The Swingline Note issued to the Swingline Lender shall
(i) be executed by each Borrower, (ii) be payable to the Swingline Lender or its registered assigns and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the outstanding principal amount of the Swingline Loans evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (d) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in such notation shall not affect any Borrower's obligations in respect of such Loans.

                  1.06 CONVERSIONS. Each Borrower shall have the option to convert, on any Business Day, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Revolving Loans made to such Borrower pursuant to one or more Borrowings of one or more Types of Revolving Loans into a Borrowing of another Type of Revolving Loan, PROVIDED that, (i) except as otherwise provided in Section 1.10(b), Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Revolving Loans being converted and no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of such conversion, and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under
Section 1.02. Each such conversion shall be effected by the respective Borrower by giving the Agent at the Notice Office prior to 11:00 A.M. (New York time) at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Revolving Loans to be so converted, the Borrowing or Borrowings pursuant to which such Revolving Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Revolving Loans. Upon any such conversion the proceeds thereof will be deemed to be applied directly on the day of such conversion to prepay the outstanding principal amount of the Revolving Loans being converted. Swingline Loans may not be converted pursuant to this Section 1.06.

                  1.07 PRO RATA BORROWINGS. All Borrowings of Revolving Loans under this Agreement shall be incurred from the Lenders PRO RATA on the basis of their Commitments, PROVIDED that all Mandatory Borrowings shall be incurred from the Lenders PRO RATA on the basis of their Percentages. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Revolving Loans hereunder and that each Lender shall be obligated to make the Revolving Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Revolving Loans hereunder.

                  1.08 INTEREST. (a) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to such Borrower from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06 or 1.09, as applicable, at a rate per annum which shall be equal to the Applicable Base Rate Margin plus the Base Rate in effect from time to time.

                  (b) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to such Borrower from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09, 1.10, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Eurodollar Rate Margin plus the Eurodollar Rate for such Interest Period.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans from time to time. Interest which accrues under this Section 1.08(c) shall be payable on demand.

                  (d) Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) Upon each Interest Determination Date, the Agent shall determine the Eurodollar Rate for each Interest Period applicable to the respective Eurodollar Loans and shall promptly notify the respective Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 INTEREST PERIODS. At the time any Borrower gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), such Borrower shall have the right to elect, by giving the Agent notice thereof, the interest period (each an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of such Borrower, be a one, two, three or six-month period (or, with the consent of the Agent, such other period between seven days and one month as may be generally available to the Banks), PROVIDED that:

                  (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Base Rate Loan) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period for a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, HOWEVER, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (v) no Interest Period may be selected at any time when a Default or an Event of Default is then in existence; and

                  (vi) no Interest Period in respect of any Borrowing of Eurodollar Loans shall be selected which extends beyond the Final Maturity Date.

                  If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the respective Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, such Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Restatement Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the Restatement Effective Date affecting such Lender, the interbank Eurodollar market or the position of such Lender in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Restatement Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Agent, in the case of clause
(i) above) shall promptly give notice (by telephone promptly confirmed in writing) to the respective Borrower and, except in the case of clause (i) above, to the Agent of such determination (which notice the Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice by the Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by any Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by such Borrower, (y) in the case of clause (ii) above, the respective Borrower shall pay to such Lender, upon such Lender's written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to such Borrower by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto) and (z) in the case of clause (iii) above, the respective Borrower shall take one of the actions specified in
Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the respective Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in Section 1.10(a)(iii) such Borrower shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel such Borrowing by giving the Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Lender or the Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan, PROVIDED that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

                  (c) If any Lender determines that after the Restatement Effective Date the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by the NAIC or any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitment hereunder or its obligations hereunder, then the Borrowers shall pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, PROVIDED that such Lender's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrowers, which notice shall show in reasonable detail the basis for calculation of such additional amounts.

                  1.11 COMPENSATION. Each Borrower shall compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by such Borrower or deemed withdrawn pursuant to Section 1.10); (ii) if any repayment (including any repayment made pursuant to Section 4.01, Section 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by such Borrower; or (iv) as a consequence of (x) any other default by such Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b).

                  1.12 CHANGE OF LENDING OFFICE. Each Lender agrees that upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to such Lender, it will, if requested by the Company, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, PROVIDED that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of any Borrower or the right of any Lender provided in Sections 1.10, 2.06 and 4.04.

                  1.13 REPLACEMENT OF LENDERS. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans, (y) upon the occurrence of an event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to any Lender which results in such Lender charging to any Borrower increased costs in excess of those being generally charged by the other Lenders or (z) in the case of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Company shall have the right, if no Default or Event of Default then exists (or, in the case of preceding clause (z), no Default or Event of Default will exist immediately after giving effect to such replacement), to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") and each of whom shall be required to be reasonably acceptable to the Agent, PROVIDED that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to
Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire the entire Commitment and outstanding Revolving Loans of, and participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (I) an amount equal to the principal of, and all accrued interest on, all outstanding Revolving Loans of the Replaced Lender, (II) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (III) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to Section 3.01, (y) each Issuing Lender an amount equal to such Replaced Lender's Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender to such Issuing Lender and (z) the Swingline Lender an amount equal to such Replaced Lender's Percentage of any Mandatory Borrowings to the extent such amount was not theretofore funded by such Replaced Lender to the Swingline Lender and (ii) all obligations of the Borrowers due and owing to the Replaced Lender at such time (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Revolving Notes executed by the Borrowers, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01), which shall survive as to such Replaced Lender.

                  SECTION 2. LETTERS OF CREDIt.

                  2.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions set forth herein, any Borrower may request that an Issuing Lender issue, at any time and from time to time on and after the Restatement Effective Date and prior to the 30th day prior to the Final Maturity Date, (x) for the account of such Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of such Borrower or any of its Subsidiaries, an irrevocable standby letter of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender and (y) for the account of such Borrower and for the benefit of sellers of goods to such Borrower or any of its Subsidiaries, an irrevocable trade letter of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such letter of credit, a "Letter of Credit," and, collectively, the "Letters of Credit"). All Letters of Credit shall be denominated in Dollars and shall be issued on a sight basis only.

                  (b) Subject to and upon the terms and conditions set forth herein, each Issuing Lender agrees that it will, at any time and from time to time on and after the Restatement Effective Date and prior to the 30th day prior to the Final Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the respective Borrower, one or more Letters of Credit as are permitted to remain outstanding hereunder without giving rise to a Default or an Event of Default, PROVIDED that no Issuing Lender shall be under any obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the Restatement Effective Date, or any unreimbursed loss, cost or expense which was not applicable or in effect with respect to such Issuing Lender as of the date hereof and which such Issuing Lender reasonably and in good faith deems material to it; or

                  (ii) such Issuing Lender shall have received notice from any Borrower or the Required Lenders prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.03(b).

                  (c) Each Issuing Lender agrees to provide to the Agent by facsimile promptly on the first Business Day of each week the daily aggregate Stated Amount of all Letters of Credit issued by such Issuing Lender and outstanding during the immediately preceding week.

                  2.02 MAXIMUM LETTER OF CREDIT OUTSTANDINGS; FINAL MATURITIES. Notwithstanding anything to the contrary contained in this Agreement, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $20,000,000 or (y) when added to the sum of
(I) the aggregate principal amount of all Revolving Loans then outstanding and
(II) the aggregate principal amount of all Swingline Loans then outstanding, an amount equal to the lesser of (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) and (B) the Total Commitment at such time and (ii) each Letter of Credit shall by its terms terminate on or before the earlier of (x) (A) in the case of standby Letters of Credit, the date which occurs 12 months after the date of the issuance thereof (although any such standby Letter of Credit may be extendible for successive periods of up to 12 months, but not beyond the third Business Day prior to the Final Maturity Date, on terms acceptable to such Issuing Lender) and (B) in the case of trade Letters of Credit, the date which occurs 180 days after the date of the issuance thereof and (y) three Business Days (or 30 days in the case of a trade Letter of Credit) prior to the Final Maturity Date.

                  2.03 LETTER OF CREDIT REQUESTS; MINIMUM STATED AMOUNT. (a) Whenever any Borrower desires that a Letter of Credit be issued for its account, such Borrower shall give the Agent and the respective Issuing Lender at least three Business Days' (or such shorter period as is acceptable to such Issuing Lender) written notice thereof. Each notice shall be in the form of Exhibit C (each a "Letter of Credit Request").

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the respective Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.02. Unless the respective Issuing Lender has received notice from any Borrower or the Required Lenders before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or 6 are not then satisfied, or that the issuance of such Letter of Credit would violate
Section 2.02, then such Issuing Lender shall, subject to the terms and conditions of this Agreement, issue the requested Letter of Credit for the account of the respective Borrower in accordance with such Issuing Lender's usual and customary practices. Upon its issuance of or amendment to any standby Letter of Credit, the respective Issuing Lender shall promptly notify the respective Borrower, each Participant and the Agent of such issuance or amendment and such notification shall be accompanied by a copy of the issued standby Letter of Credit or amendment. Notwithstanding anything to the contrary contained in this Agreement, in the event that a Lender Default exists, no Issuing Lender shall be required to issue any Letter of Credit unless such Issuing Lender has entered into arrangements satisfactory to it and the Company to eliminate such Issuing Lender's risk with respect to the participation in Letters of Credit by the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the Letter of Credit Outstandings.

                  (c) The initial Stated Amount of each Letter of Credit shall not be less than $25,000 or such lesser amount as is acceptable to the respective Issuing Lender.

                  2.04 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by each Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each Lender, other than such Issuing Lender (each such Lender, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage, in such Letter of Credit, each drawing or payment made thereunder and the obligations of the respective Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Commitments or Percentages of the Lenders pursuant to Section 1.13 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Percentages of the assignor and assignee Lender, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit issued by it, no Issuing Lender shall have an obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit issued by it if taken or omitted in the absence of gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction), shall not create for such Issuing Lender any resulting liability to any Borrower, any other Credit Party, any Lender or any other Person.

                  (c) In the event that any Issuing Lender makes any payment under any Letter of Credit issued by it and the respective Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.05(a), such Issuing Lender shall promptly notify the Agent, which shall promptly notify each Participant of such failure, and, except as provided in the proviso of the immediately succeeding sentence, each Participant shall promptly and unconditionally pay to such Issuing Lender the amount of such Participant's Percentage of such unreimbursed payment in Dollars and in same day funds. If the Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the respective Issuing Lender in Dollars such Participant's Percentage of the amount of such payment on such Business Day in same day funds; PROVIDED, HOWEVER, that no Participant shall be obligated to pay to the respective Issuing Lender its Percentage of such unreimbursed amount for any wrongful payment made by such Issuing Lender under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender (as finally determined by a court of competent jurisdiction). If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the respective Issuing Lender, such Participant agrees to pay to such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Lender at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Base Rate Loans for each day thereafter. The failure of any Participant to make available to the respective Issuing Lender its Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Lender its Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Lender such other Participant's Percentage of any such payment.

                  (d) Whenever an Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Lender shall pay to each Participant which has paid its Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) Upon the request of any Participant, each Issuing Lender shall furnish to such Participant copies of any standby Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

                  (f) The obligations of the Participants to make payments to each Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever (except as otherwise provided in the proviso to the second sentence of Section 2.04(c)) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which any Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Issuing Lender, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between such Borrower or any Subsidiary of such Borrower and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v) the occurrence of any Default or Event of Default.

                  2.05 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) Each Borrower agrees to reimburse each Issuing Lender, by making payment to the Agent in Dollars and in immediately available funds at the Payment Office, for any payment or disbursement made by such Issuing Lender under any Letter of Credit issued by it (each such amount, so paid until reimbursed, an "Unpaid Drawing"), not later than one Business Day following receipt by such Borrower of notice of such payment or disbursement (provided that no such notice shall be required to be given if a Default or an Event of Default under Section 10.05 shall have occurred and be continuing, in which case the Unpaid Drawing shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by each Borrower)), with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by such Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Base Rate Margin; PROVIDED, HOWEVER, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following the receipt by such Borrower of notice of such payment or disbursement or following the occurrence of a Default or an Event of Default under Section 10.05, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by such Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Base Rate Margin plus 2%, in each such case, with interest to be payable on demand. Each Issuing Lender shall give the respective Borrower prompt written notice of each Drawing under any Letter of Credit issued by it, PROVIDED that the failure to give any such notice shall in no way affect, impair or diminish such Borrower's obligations hereunder.

                  (b) The obligations of each Borrower under this Section 2.05 to reimburse each Issuing Lender with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Borrower may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), including, without limitation, any defense based upon the failure of any drawing or payment under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; PROVIDED, HOWEVER, that such Borrower shall not be obligated to reimburse the respective Issuing Lender for any wrongful payment made by such Issuing Lender under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Lender (as finally determined by a court of competent jurisdiction).

                  2.06 INCREASED COSTS. If at any time after the Restatement Effective Date, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by the NAIC or any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Lender or any Participant with any request or directive by the NAIC or by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Lender or participated in by any Participant, or (ii) impose on any Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement; and the result of any of the foregoing is to increase the cost to any Issuing Lender or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Lender or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Lender or such Participant pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), then, upon the delivery of the certificate referred to below to the Borrowers by such Issuing Lender or such Participant (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Agent), the Borrowers shall pay to such Issuing Lender or such Participant such additional amount or amounts as will compensate such Issuing Lender or such Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Each Issuing Lender or Participant, upon determining that any additional amounts will be payable to it pursuant to this Section 2.06, will give prompt written notice thereof to the Borrowers, which notice shall include a certificate submitted to the Borrowers by such Issuing Lender or such Participant (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such Participant. The certificate required to be delivered pursuant to this Section
2.06 shall, absent manifest error, be final and conclusive and binding on the Borrowers.

                  SECTION 3. COMMITMENT COMMISSION; FEES; REDUCTIONS OF COMMITMENT.

                  3.01 FEES. (a) The Borrowers jointly and severally agree to pay to the Agent for distribution to each Non-Defaulting Lender, a commitment commission (the "Commitment Commission") for the period from and including the Restatement Effective Date to but excluding the Final Maturity Date (or such earlier date on which the Total Commitment shall have been terminated), computed at a rate per annum equal to the Applicable Commitment Commission Percentage on the daily average Unutilized Commitment of such Non-Defaulting Lender. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Final Maturity Date (or such earlier date on which the Total Commitment shall have been terminated).

                  (b) Each Borrower agrees to pay to the Agent for distribution to each Lender (based on each such Lender's respective Percentage) a fee in respect of each Letter of Credit issued hereunder for the account of such Borrower (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum equal to the Applicable Eurodollar Rate Margin then in effect on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first day after the termination of the Total Commitment upon which no Letters of Credit remain outstanding.

                  (c) Each Borrower agrees to pay to each Issuing Lender, for its own account, a facing fee in respect of each Letter of Credit Issued by it hereunder for the account of such Borrower (the "Facing Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the date of the termination of such Letter of Credit, computed at a rate equal to 1/8 of 1% per annum on the daily Stated Amount of such Letter of Credit, provided that in any event the minimum amount of the Facing Fee payable in any 12 month period for each Letter of Credit shall be $500; it being agreed that, on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12 month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and each such anniversary thereof. Except as otherwise provided in the proviso to the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day after the termination of the Total Commitment upon which no Letters of Credit remain outstanding.

                  (d) Each Borrower agrees to pay to each Issuing Lender, for its own account, upon each payment under, issuance of, or amendment to, any Letter of Credit issued for the account of such Borrower, such amount as shall at the time of such event be the administrative charge and the reasonable expenses which such Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit.

                  (e) The Company agrees to pay to the Agent, for its own account, such other fees as have been agreed to in writing by the Company and the Agent.

                  3.02 VOLUNTARY TERMINATION OF UNUTILIZED COMMITMENTS. (a) Upon at least one Business Day's prior written notice to the Agent at the Notice Office (which notice the Agent shall promptly transmit to each of the Lenders), the Company shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Commitment, in whole or in part, pursuant to this Section 3.02(a), in an integral multiple of $1,000,000, in the case of partial reductions to the Total Unutilized Commitment, PROVIDED that each such reduction shall apply proportionately to permanently reduce the Commitment of each Lender.

                  (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrowers may, subject to its compliance with the requirements of Section 13.12(b), upon five Business Days' prior written notice to the Agent at the Notice Office (which notice the Agent shall promptly transmit to each of the Lenders) terminate the Commitment of such Lender, so long as all Revolving Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender are repaid concurrently with the effectiveness of such termination pursuant to Section 4.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01), which shall survive as to such repaid Lender.

                  3.03 MANDATORY REDUCTION OF COMMITMENTS. (a) The Total Commitment (and the Commitment of each Lender) shall terminate in their entirety on April 30, 1998 unless the Restatement Effective Date has occurred on or before such date, and in the event of such termination this Agreement shall cease to be of any force or effect and the Existing Credit Agreement shall continue to be effective, as the same may have been, or may thereafter be, amended, modified or supplemented from time to time.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date on or after the Restatement Effective Date on which the Company or any of its Subsidiaries receives proceeds from any Asset Sale, the Total Commitment shall be permanently reduced on such date by an amount equal to 100% of the Net Sale Proceeds from such Asset Sale, PROVIDED, HOWEVER, that such Net Sale Proceeds shall not give rise to a reduction to the Total Commitment pursuant to this Section 3.03(b) on such date so long as (i) no Default or Event of Default then exists and (ii) such Net Sale Proceeds shall be used to purchase assets used or to be used in the businesses permitted pursuant to Section 9.13 (including, without limitation (but only to the extent permitted by Section 9.02) the purchase of the assets or 100% of the capital stock of a Person engaged in such businesses) within 270 days following the date of receipt of such Net Sale Proceeds from such Asset Sale, and PROVIDED FURTHER, that if all or any portion of such Net Sale Proceeds are not so used within such 270 day period (or such earlier date, if any, as the Company or such Subsidiary, as the case may be, decides not to reinvest such Net Sale Proceeds), the Total Commitment shall be permanently reduced on the last day of such period (or such earlier date, as the case may be) by an amount equal to such remaining portion. Notwithstanding the foregoing, prior to the repayment of all outstanding loans under the Existing Term Loan Agreement, in the event that any Net Sale Proceeds from any Asset Sale shall be required to be applied to repay any outstanding loans under the Existing Term Loan Agreement, such Net Sale Proceeds shall be applied to reduce the Total Commitment (or, if same has been terminated, repay outstanding Loans) and repay any outstanding loans under the Existing Term Loan Agreement on a PRO-RATA basis based upon the relative amount of the Total Commitment (or the outstanding principal amount of the Loans, as the case may be) and the principal amount of such outstanding loans, PROVIDED, however, 100% of the Net Sale Proceeds of any Asset Sales of any Eligible Accounts, Eligible Financed Equipment or Eligible Parts Inventory shall only be applied to reduce the Total Commitment (and shall not be applied to repay any outstanding loans under the Existing Term Loan Agreement) as provided above.

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date on or after the Restatement Effective Date on which the Company or any of its Subsidiaries receives any cash proceeds from any incurrence of Indebtedness for borrowed money (other than Indebtedness permitted to be incurred pursuant to Section 9.04 (other than pursuant to clause (viii)(v) thereof) as such Section 9.04 is in effect on the Restatement Effective Date) by the Company or any of its Subsidiaries, the Total Commitment shall be permanently reduced on such date by an amount equal to 100% of the Net Debt Proceeds of the respective incurrence of Indebtedness.

                  (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, within 10 days following each date on or after the Restatement Effective Date on which the Company or any of its Subsidiaries receives any cash proceeds from any Recovery Event, the Total Commitment shall be permanently reduced on such date by an amount equal to 100% of the Net Insurance Proceeds of such Recovery Event, PROVIDED that so long as (i) no Default or Event of Default then exists and (ii) the Net Insurance Proceeds from such Recovery Event do not exceed $5,000,000, such proceeds shall not give rise to a reduction to the Total Commitment pursuant to this Section 3.03(d) on such date to the extent that the Company has delivered a certificate to the Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 270 days following the date of receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), and PROVIDED FURTHER, that (i) if the amount of such Net Insurance Proceeds exceeds $5,000,000, then the Total Commitment shall be reduced by the entire amount of such Net Insurance Proceeds and not just the portion in excess of $5,000,000 as provided above in this Section 3.03(d) and (ii) if all or any portion of such Net Insurance Proceeds are not so used within such 270 day period (or such earlier date, if any, as the Company or such Subsidiary, as the case may be, decides not to reinvest such Net Insurance Proceeds), the Total Commitment shall be permanently reduced on the last day of such period (or such earlier date, as the case may be) by an amount equal to such remaining portion.

                  (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Commitment (and the Commitment of each Lender) shall terminate in its entirety on the earlier of (i) the date on which a Change of Control occurs and (ii) the Final Maturity Date.

                  (f) Each reduction to the Total Commitment pursuant to this
Section 3.03 shall apply proportionately to permanently reduce the Commitment of each Lender.

                  SECTION 4. PREPAYMENTS; PAYMENTS; TAXES.

                  4.01 VOLUNTARY PREPAYMENTS. (a) Each Borrower shall have the right to prepay the Loans made to it, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions:
(i) such Borrower shall give the Agent prior to 12:00 Noon (New York time) at the Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans (or same day notice in the case of a prepayment of Swingline Loans) and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Agent shall, except in the case of Swingline Loans, promptly transmit to each of the Lenders; (ii) each prepayment of Revolving Loans pursuant to this Section 4.01(a) shall be in an aggregate principal amount of at least $1,000,000 and each prepayment of Swingline Loans pursuant to this
Section 4.01(a) shall be in an aggregate principal amount of at least $100,000, PROVIDED that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding principal amount of Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; and (iii) each prepayment pursuant to this Section 4.01(a) in respect of any Revolving Loans made pursuant to a Borrowing shall be applied PRO RATA among such Revolving Loans, PROVIDED that at the respective Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01(a), such prepayment shall not, so long as no Default or Event of Default then exists, be applied to any Revolving Loan of a Defaulting Lender.

                  (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Borrowers may, upon five Business Days' prior written notice to the Agent at the Notice Office (which notice the Agent shall promptly transmit to each of the Lenders), repay all Revolving Loans of such Lender, together with accrued and unpaid interest, Fees and other amounts owing to such Lender in accordance with, and subject to the requirements of, said Section 13.12(b) so long as (A) the

Commitment of such Lender is terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time Schedule I shall be deemed modified to reflect the changed Commitments) and (B) the consents, if any, required under
Section 13.12(b) in connection with the repayment pursuant to this clause (b) have been obtained.

                  4.02 MANDATORY REPAYMENTS. (a) On any day on which the sum of
(I) the aggregate outstanding principal amount of all Revolving Loans (after giving effect to all other repayments thereof on such date), (II) the aggregate outstanding principal amount of all Swingline Loans (after giving effect to all other repayments thereof on such date) and (III) the aggregate amount of all Letter of Credit Outstandings exceeds either (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) or (B) the Total Commitment as then in effect, the Borrowers shall prepay on such day the principal of Swingline Loans and, after all Swingline Loans have been repaid in full or if no Swingline Loans are outstanding, Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds either (A) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) or (B) the Total Commitment as then in effect, the Borrowers shall pay to the Agent at the Payment Office on such day an amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Borrowers to the Issuing Lenders and the Lenders hereunder in a cash collateral account to be established by the Agent.

                  (b) With respect to each repayment of Revolving Loans required by this Section 4.02, the respective Borrower may designate the Types of Revolving Loans which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, PROVIDED that: (i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Revolving Loans made pursuant to a Borrowing shall be applied PRO RATA among such Revolving Loans. In the absence of a designation by any Borrower as described in the preceding sentence, the Agent shall, subject to the above, make such designation in its sole discretion.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, (i) all then outstanding Revolving Loans shall be repaid in full on the Final Maturity Date, (ii) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (iii) all then outstanding Loans shall be repaid in full on the date on which a Change of Control occurs.

                  4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or under any Note shall be made to the Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  4.04 NET PAYMENTS. (a) All payments made by each Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any taxes, levies, imposts, duties, fees, assessments or other charges, and all interest, charges or similar liabilities with respect thereto imposed on or measured by the net income or net profits of a the Agent or any Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Agent or Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the respective Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the respective Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The respective Borrower will furnish to the Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by such Borrower or other evidence reasonably satisfactory to the Agent. Each Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to deliver to the Borrowers and the Agent on or prior to the Restatement Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "Bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 (or any successor forms) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Restatement Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, such Lender will deliver to the Borrowers and the Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms), or Form W-8 (or successor form) and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms and the requisite number of copies of such forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or such Lender shall immediately notify the Borrowers and the Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this
Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to such Borrower U.S. Internal Revenue Service Forms or certificates that establish a complete exemption from such deduction or withholding and (y) no Borrower shall be obligated pursuant to
Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrowers the Internal Revenue Service Forms or certificates required to be provided to the Borrowers pursuant to this Section 4.04(b) or
(II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms or certificates do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), each Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  (c) If any Borrower pays any additional amounts under this
Section 4.04 to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid (a "Tax Benefit"), such Lender shall pay to such Borrower an amount that such Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, which was obtained by such Lender in such year as a consequence of such Tax Benefit; PROVIDED, HOWEVER, that (i) any Lender may determine, in its sole discretion, whether to seek a Tax Benefit, (ii) any Taxes that are imposed on a Lender as a result of disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to such Borrower pursuant to this Section 4.04(c) shall be treated as a Tax for which such Borrower is obligated to indemnify such Lender pursuant to this Section 4.04(c) without any exclusions or defenses and (iii) nothing in this Section 4.04(c) shall require any Lender to disclose any confidential information to any Borrower (including, without limitation, its tax returns).

                  (d) Each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) and that is not treated as a corporation (in each case) for U.S. Federal income tax purposes agrees to deliver to the Borrowers and the Agent, upon the request of the Borrowers, two accurate and complete original signed copies of Internal Revenue Service Form W-9 (or successor form).

                  SECTION 5. CONDITIONS PRECEDENT TO THE RESTATEMENT EFFECTIVE DATE. The occurrence of the Restatement Effective Date pursuant to Section 13.10 is subject to the satisfaction of the following conditions:

                  5.01 EXECUTION OF AGREEMENT; NOTES. On or prior to the Restatement Effective Date, (i) this Agreement shall have been executed and delivered as provided in Section 13.10 and (ii) there shall have been delivered to the Agent for the account of each of the Lenders that has requested same the appropriate Revolving Notes executed by the respective Borrowers and to the Swingline Lender, to the extent requested by the Swingline Lender, the appropriate Swingline Notes executed by such Borrowers, in each case, in the amount, maturity and as otherwise provided herein.

                  5.02 OFFICER'S CERTIFICATE. On the Restatement Effective Date, the Agent shall have received a certificate from each Borrower, dated the Restatement Effective Date and signed on behalf of each such Borrower by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of such Borrower, certifying that all of the conditions in Sections 5.06, 5.07 and 6.02 have been satisfied on such date.

                  5.03 OPINIONS OF COUNSEL. On the Restatement Effective Date, the Agent shall have received from Fried, Frank, Harris, Shriver & Jacobson, special counsel to the Credit Parties, an opinion addressed to the Agent, the Collateral Agent and each of the Lenders and dated the Restatement Effective Date covering the matters set forth in Exhibit E and such other matters incident to the transactions contemplated herein as the Agent may reasonably request.

                  5.04 CORPORATE DOCUMENTS; PROCEEDINGS; etc. (a) On the Restatement Effective Date, the Agent shall have received a certificate from each Credit Party, dated the Restatement Effective Date, signed on behalf of each such Credit Party by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of such Credit Party, and attested to by the Chief Financial Officer, the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit F with appropriate insertions, together with copies of the certificate or articles of incorporation (or equivalent organizational document) and by-laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be in form and substance reasonably acceptable to the Agent.

                  (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders, and the Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  5.05 EXISTING CREDIT AGREEMENT. On the Restatement Effective Date and concurrently with the initial incurrence of Loans hereunder, (i) the total commitments in respect of the Indebtedness under the Existing Credit Agreement shall have been terminated, all Existing Loans shall have been repaid in full in cash, together with accrued but unpaid interest thereon, and all letters of credit issued thereunder shall have been terminated, it being understood and agreed, however, that any Continuing Lender may net fund any Loans required to be made by it on the Restatement Effective Date by permitting the principal amount of the Existing Loans made by such Continuing Lender to remain outstanding on the Restatement Effective Date to satisfy such Continuing Lender's obligation to fund a like principal amount of Loans to be incurred hereunder by the respective Borrowers on the Restatement Effective Date, and for purposes of this Section 5.05 only such outstanding principal amount shall be deemed outstanding as Revolving Loans under this Agreement and such corresponding Existing Loans shall be deemed to have been so repaid in full,
(ii) there shall have been paid in cash in full all accrued but unpaid interest and fees under the Existing Credit Agreement (including, without limitation, any commitment fees, letter of credit fees and facing fees) due prior to but excluding the Restatement Effective Date and all other amounts, costs and expenses (including, without limitation, breakage costs, if any, with respect to eurodollar rate loans) then owing to any of the Existing Lenders and/or the Existing Agent under the Existing Credit Agreement, regardless of whether or not such amounts would otherwise be due and payable at such time pursuant to the terms of the Existing Credit Agreement, (iii) all outstanding Notes (as defined in the Existing Credit Agreement) issued by the Borrowers to the Existing Lenders under the Existing Credit Agreement shall be deemed cancelled and (iv) the Agent shall have received from the Existing Agent a letter, in form and substance satisfactory to the Agent, stating that the Existing Agent has resigned as Existing Agent under the Existing Credit Agreement.

                  5.06 ADVERSE CHANGE, ETC. (a) Since December 31, 1997, nothing shall have occurred (and neither the Agent nor the Lenders shall have become aware of any facts or conditions not previously known) which the Agent or the Required Lenders shall reasonably determine (a) has had, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Lenders or the Agent, or on the ability of any Credit Party to perform its obligations to the Lenders or the Agent hereunder or under any other Credit Document or (b) has had, or could reasonably be expected to have, a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  (b) On or prior to the Restatement Effective Date, all necessary governmental (domestic and foreign) and third party approvals and/or consents in connection with the transactions contemplated by this Agreement and the other Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect (including all such consents, if any, required under the Existing Term Loan Agreement), and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by this Agreement and the other Credit Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the transactions contemplated by this Agreement and the other Credit Documents or otherwise referred to herein or therein.

                  5.07 LITIGATION. Except as set forth on Schedule III, on the Restatement Effective Date, there shall be no actions, suits or proceedings pending or, to the best knowledge of any Borrower, threatened (i) with respect to this Agreement or any other Credit Document or (ii) which the Agent or the Required Lenders shall reasonably determine could reasonably be expected to have a material adverse effect on (a) the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (b) the rights or remedies of the Lenders or the Agent hereunder or under any other Credit Document or (c) the ability of any Credit Party to perform its respective obligations to the Lenders or the Agent hereunder or under any other Credit Document.

                  5.08 PLEDGE AGREEMENTS. On the Restatement Effective Date, (i) each Credit Party shall have duly authorized, executed and delivered an amended and restated Company/Sub Pledge Agreement in the form of Exhibit G (as amended, modified or supplemented from time to time, the "Company/Sub Pledge Agreement") and shall have delivered to the Collateral Agent, as Pledgee thereunder, all of the Pledged Securities, if any, referred to therein and then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers in the case of capital stock constituting Pledged Securities and (ii) each of the Mas Shareholders shall have duly authorized, executed and delivered an amended and restated Shareholders Pledge Agreement in the form of Exhibit H (as amended, modified or supplemented from time to time, the "Shareholders Pledge Agreement") and shall have delivered to the Collateral Agent as Pledgee thereunder all of the Pledge Stock, if any, referred to therein and then owned by the Mas Shareholders, together with executed and undated stock powers.

                  5.09 SECURITY AGREEMENT. On the Restatement Effective Date, each Credit Party shall have duly authorized, executed and delivered an amended and restated Security Agreement in the form of Exhibit I (as modified, supplemented or amended from time to time, the "Security Agreement") covering all of such Credit Party's present and future Security Agreement Collateral, together with:

                  (i) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

                  (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Credit Party as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name any Credit Party as debtor (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3 or the equivalent) as shall be required by local law fully executed for filing);

                  (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary to perfect the security interests intended to be created by the Security Agreement; and

                  (iv) evidence that all other actions necessary to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

                  5.10 COMPANY/SUB GUARANTY. On the Restatement Effective Date, each Guarantor shall have duly authorized, executed and delivered an amended and restated Company/Sub Guaranty in the form of Exhibit J (as amended, modified or supplemented from time to time, the "Company/Sub Guaranty").

                  5.11 COLLATERAL ASSIGNMENT OF LEASES; ETC. On the Restatement Effective Date, the Collateral Agent shall have received:

                  (i) fully executed counterparts of Collateral Assignments of Leases, in form and substance reasonably satisfactory to the Agent, which Collateral Assignment of Leases shall cover the Leaseholds of the Credit Parties on the Restatement Effective Date as designated on
         Schedule IV; and

                  (ii) such landlord waivers and/or estoppel certificates as the Agent may have reasonably requested, which landlord waivers and/or estoppel certificates shall be in form and substance reasonably satisfactory to the Agent.

                  5.12 INTERCREDITOR AGREEMENT. On the Restatement Effective Date, the Existing Term Loan Lenders, the Existing Term Loan Agent, each Credit Party and the Collateral Agent, on behalf of the Lenders, shall have entered into an amended and restated Intercreditor Agreement in the form of Exhibit K (as amended, modified or supplemented from time to time, the "Intercreditor Agreement").

                  5.13 FINANCIAL STATEMENTS; PRO FORMA BALANCE SHEET; PROJECTIONS. On or prior to the Restatement Effective Date, the Agent shall have received true and correct copies of the historical financial statements, the PRO FORMA balance sheet and the Projections referred to in Sections 7.05(a) and (d), which historical financial statements, PRO FORMA balance sheet and Projections shall be in form and substance reasonably satisfactory to the Agent and the Required Lenders.

                  5.14 SOLVENCY CERTIFICATE. On the Restatement Effective Date, the Company shall have delivered to the Agent a solvency certificate from the Chief Financial Officer of the Company in the form of Exhibit L.

                  5.15 INITIAL BORROWING BASE CERTIFICATE. On the Restatement Effective Date, the Agent shall have received the initial Borrowing Base Certificate meeting the requirements of Section 8.01(j).

                  5.16 FEES, ETC. On the Restatement Effective Date, the Borrowers shall have paid to the Agent and each Lender all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Agent and such Lender to the extent then due.

                  SECTION 6. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each Lender to make Loans (including Loans made on the Restatement Effective Date), and the obligation of each Issuing Lender to issue Letters of Credit (including Letters of Credit issued on the Restatement Effective Date), is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                  6.01 RESTATEMENT EFFECTIVE DATE. The Restatement Effective Date shall have occurred.

                  6.02 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  6.03 NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. (a) Prior to the making of each Revolving Loan (other than a Revolving Loan made pursuant to a Mandatory Borrowing), the Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of each Swingline Loan, the Swingline Lender shall have received the notice referred to in Section 1.03(b)(i).

                  (b) Prior to the issuance of each Letter of Credit, the Agent and the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.03.

                  The occurrence of the Restatement Effective Date and the acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Borrower to the Agent and each of the Lenders that all the conditions specified in Section 5 and in this Section 6 and applicable to such Credit Event have been satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Agent and the Required Lenders.

                  SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each Borrower makes the following representations, warran-ties and agreements, in each case after giving effect to the Restatement Effective Date, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of the Restatement Effective Date and the occurrence of each Credit Event on or after the Restatement Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the Restatement Effective Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

                  7.01 CORPORATE STATUS. Each of the Company and each of its Subsidiaries (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate, partnership or limited liability company power and authority, as the case may be, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  7.02 CORPORATE AND OTHER POWER AND AUTHORITY. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Credit Party has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  7.03 NO VIOLATION. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Company or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Company or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate or articles of incorporation or by-laws (or equivalent organizational documents) of the Company or any of its Subsidiaries.

                  7.04 APPROVALS. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Restatement Effective Date and which remain in full force and effect on the Restatement Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required by any Credit Party to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document by any Credit Party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document against any Credit Party.

                  7.05 FINANCIAL STATEMENTS; FINANCIAL CONDITION; UNDISCLOSED LIABILITIES; PROJECTIONS; ETC. (a) The consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended on December 31, 1997, and the related consolidated statements of income, cash flows and shareholders' equity of the Company and its Subsidiaries for the fiscal year ended on such date, copies of which have been furnished to the Lenders on or prior to the Restatement Effective Date, present fairly in all material respects the consolidated financial position of the Company and its Subsidiaries at the date of such balance sheet and the consolidated results of the operations of the Company and its Subsidiaries for the periods covered thereby. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles consistently applied. The PRO FORMA consolidated balance sheet of the Company and its Subsidiaries as of December 31, 1997 and after giving effect to the Restatement Effective Date, a copy of which has been furnished to the Lenders on or prior to the Restatement Effective Date, presents fairly in all material respects the PRO FORMA consolidated financial position of the Company and its Subsidiaries as of December 31, 1997. Since December 31, 1997, there has been no material adverse change in the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  (b) On and as of the Restatement Effective Date and after giving effect thereto, (a) the sum of the assets, at a fair valuation, of each Borrower on a stand-alone basis and of the Company and its Subsidiaries taken as a whole will exceed its debts; (b) each Borrower on a stand-alone basis and the Company and its Subsidiaries taken as a whole has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature; and (c) each Borrower on a stand alone basis and the Company and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this
Section 7.05(b), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (c) Except as fully disclosed in the financial statements delivered pursuant to Section 7.05(a) or with respect to the Investment by the Company or any Wholly-Owned Subsidiary thereof in Sullair Argentina as contemplated in Section 9.05(xiii), there were as of the Restatement Effective Date no liabilities or obligations with respect to the Company or any of its

Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to be material to the Company and its Subsidiaries taken as a whole. As of the Restatement Effective Date, no Borrower knows of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 7.05(a) which, either individually or in the aggregate, could reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.

                  (d) On and as of the Restatement Effective Date, the Projections delivered to the Agent and the Lenders prior to the Restatement Effective Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Projections which are based upon or include information known to any Borrower to be misleading in any material respect or which fail to take into account material information known to any Borrower regarding the matters reported therein. On the Restatement Effective Date, each Borrower believes that the Projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

                  7.06 LITIGATION. Except as set forth in Schedule III, there are no actions, suits or proceedings pending or, to the best knowledge of any Borrower, threatened (i) with respect to this Agreement or any other Credit Document, (ii) with respect to any material Indebtedness of any Borrower or any of its Subsidiaries or (iii) that are reasonably likely to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  7.07 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) furnished by or on behalf of any Credit Party in writing to the Agent or any Lender for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                  7.08 USE OF PROCEEDS; MARGIN REGULATIONS. (a) All proceeds of the Revolving Loans and the Swingline Loans shall be used for the working capital and general corporate purposes of the Company and its Subsidiaries (including, without limitation, for Permitted Acquisitions).

                  (b) No part of any Credit Event (or the proceeds thereof) will be used to purchase or carry any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  7.09 TAX RETURNS AND PAYMENTS. Each of the Company and each of its Subsidiaries has filed all federal and state income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for in the financial statements of the Company and its Subsidiaries in accordance with generally accepted accounting principles. The Company and each of its Subsidiaries have paid, or have provided adequate reserves (in the good faith judgment of the management of the Company) for the payment of, all federal, state and other material income taxes applicable for all prior fiscal years and for the current fiscal year to date. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of any Borrower threatened, by any authority regarding any taxes relating to the Company or any of its Subsidiaries. As of the Restatement Effective Date, neither the Company nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Company or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Company or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

                  7.10 COMPLIANCE WITH ERISA. (i) Each Plan (and each related trust, insurance contract or fund) is in compliance with its terms and with all applicable laws, including without limitation ERISA and the Code, except for any such instances of noncompliance as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred and is continuing; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of
Section 412 of the Code or Section 303 or 304 of ERISA; except as could not reasonably be expected to result in any material liability to the Company or any of its Subsidiaries, all contributions required to be made with respect to a Plan have been timely made; neither the Company nor any Subsidiary of the Company nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204
or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the Code or, to the knowledge of any executive officer of the Company, expects to incur any such material liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to the Company or any Subsidiary of the Company or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no material action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending or, to the knowledge of any executive officer of the Company, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Company and its Subsidi-aries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed an amount that is material to the Company and its Subsidiaries taken as a whole; no material lien imposed under the Code or ERISA on the assets of the Company or any Subsidiary of the Company or any ERISA Affiliate exists or, to the knowledge of any executive officer of the Company, is likely to arise on account of any Plan; and the Company and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

                  (ii) Each Foreign Pension Plan has been maintained in material compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been made and no material liability has occurred as a result of any failure to make any such contribution in a timely manner. Neither the Company nor any of its Subsidiaries has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Company's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

                  7.11 THE SECURITY DOCUMENTS. (a) The security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors, under each Pledge Agreement constitute first priority perfected security interests in the Pledged Securities described in such Pledge Agreement, subject to no security interests of any other Person. No filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities under the Pledge Agreements.

                  (b) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties party thereto in the Security Agreement Collateral described therein, and the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected first lien on, and security interest in, all right, title and interest in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens.

                  (c) Upon the execution and delivery thereof, the Mortgages create, for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons (except that the security interest and mortgage lien created in the Mortgage Properties may be subject to Permitted Encumbrances related thereto) and subject to no other Liens (other than Liens permitted under Section 9.01).

                  (d) The provisions of the Collateral Assignments of Leases are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties party thereto in the Lease-holds described herein, and the Collateral Agent, for the benefit of the Secured Creditors, has a fully perfected first lien on, and security interest in, all right, title and interest in all of the Leaseholds described therein, subject to no other Liens other than Permitted Liens.

                  7.12 PROPERTIES. All Real Property owned or leased by the Company or any of its Subsidiaries as of the Restatement Effective Date, and the nature of the interest therein, is correctly set forth in Schedule IV. The Company and each of its Subsidiaries have good and marketable title to all material properties owned by them, including all property reflected in Schedule IV and in the balance sheets referred to in Section 7.05(a) (except as sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business or as permitted by the terms of this Agreement or the Existing Credit Agreement), free and clear of all Liens, other than Permitted Liens.

                  7.13 CAPITALIZATION. On the Restatement Effective Date, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Class A common stock, $.01 par value per share, of which 103,225 shares are issued and outstanding, (ii) 20,000,000 shares of Class B special common stock, $.01 par value per share, of which 67,649 shares are issued and outstanding,
(iii) 519,503 shares of Series A preferred stock ("Series A Preferred Stock"), $.01 par value per share, of which 340,907 shares are issued and outstanding,
(iv) 800,000 shares of Series B preferred stock, $.01 par value per share, of which no shares are issued and outstanding, (v) 800,000 shares of Series C preferred stock, $.01 par value per share, of which no shares are issued and outstanding and (vi) 17,880,497 shares of blank-check preferred stock, $.01 par value per share, of which no shares are issued and outstanding. All outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable and are free of preemptive rights. Except as set forth on Schedule V, the Company does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except for options or warrants to purchase shares of the Company's common stock which may be issued from time to time, including options under the Company's stock incentive plan.

                  7.14 SUBSIDIARIES. As of the Restatement Effective Date, the Company has no Subsidiaries other than those Subsidiaries listed on Schedule VI.
Schedule VI correctly sets forth, as of the Restatement Effective Date, the percentage ownership (direct or indirect) of the Company in each class of capital stock or other equity of each of its Subsidiaries and also identifies the direct owner thereof.

                  7.15 COMPLIANCE WITH STATUTES, ETC. Each of the Company and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  7.16 INVESTMENT COMPANY ACT. Neither the Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.17 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.18 ENVIRONMENTAL MATTERS. (a) The Company and each of its Subsidiaries have complied with, and on the date of each Credit Event are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of any Borrower, threatened Environmental Claims against the Company or any of its Subsidiaries (including any such claim arising out of the ownership, lease or operation by the Company or any of its Subsidiaries of any Real Property no longer owned or operated by the Company or any of its Subsidiaries) or any Real Property owned, leased or operated by the Company or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences with respect to the business or operations of the Company or any of its Subsidiaries, or any Real Property owned, leased or operated by the Company or any of its Subsidiaries (including any Real Property formerly owned, leased or operated by the Borrower or any of its Subsidiaries but no longer owned, leased or operated by the Company or any of its Subsidiaries) or any property adjoining or adjacent to any such Real Property that could be expected (i) to form the basis of an Environmental Claim against the Company or any of its Subsidiaries or any Real Property owned, leased or operated by the Company or any of its Subsidiaries or (ii) to cause any Real Property owned, leased or operated by the Company or any of its Subsidiaries to be subject to any restrictions on the ownership, lease, occupancy or transferability of such Real Property by the Company or any of its Subsidiaries under any applicable Environmental Law.

                  (b) Notwithstanding anything to the contrary in this Section 7.18, the representations made in this Section 7.18 shall only be untrue if the effect of any or all violations, claims, restrictions, failures and noncompliances of the types described above could, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  7.19 LABOR RELATIONS. Neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against the Company or any of its Subsidiaries or, to the best of knowledge of any Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Subsidiaries or, to the best knowledge of any Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Company or any of its Subsidiaries or, to the best knowledge of any Borrower, threatened against the Company or any of its Subsidiaries and (iii) no union representation question exists with respect to the employees of the Company or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  7.20 PATENTS, LICENSES, FRANCHISES AND FORMULAS. Each of the Company and each of its Subsidiaries owns or has the right to use all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises, proprietary information (including but not limited to rights in computer programs and databases) and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  7.21 INDEBTEDNESS. Schedule VII sets forth a true and complete list of all Indebtedness (including Contingent Obligations) of the Company and its Subsidiaries as of the Restatement Effective Date (excluding the Loans, the Letters of Credit and Indebtedness under the Existing Term Loan Agreement, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any Credit Party or any of its Subsidiaries which directly or indirectly guarantees such debt.

                  7.22 SENIOR SUBORDINATED NOTES. On and after the issuance of any Senior Subordinated Notes, the subordination provisions contained in the Senior Subordinated Notes and in the other Senior Subordinated Note Documents are enforceable against the respective Credit Parties party thereto and the holders of the Senior Subordinated Notes, and all Obligations and Guaranteed Obligations (as defined in the Company/Sub Guaranty) are within the definition of "Senior Debt" or "Guarantor Senior Debt," as the case may be, included in such subordination provisions.

                  SECTION 8. AFFIRMATIVE COVENANTS. Each Borrower hereby covenants and agrees that on and after the Restatement Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  8.01 INFORMATION COVENANTS. The Company will furnish to each
Lender:

                  (a) MONTHLY REPORTS. Within 30 days after the end of each fiscal month of the Company (commencing with its fiscal month ending April 30, 1998), the consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such fiscal month and the related consolidated and consolidating statements of income and retained earnings and statement of cash flows for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case setting forth comparative figures for the corresponding fiscal month in the prior year and the budgeted figures for such fiscal month as set forth in the respective budget delivered pursuant to Section 8.01(e).

                  (b) QUARTERLY FINANCIAL STATEMENTS. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Company, the consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated and consolidating statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the Chief Financial Officer of the Borrower, subject to normal year-end audit adjustments and the absence of footnotes.

                  (c) ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each fiscal year of the Company, (i) the consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and (x) in the case of the consolidated financial statements, certified by Deloitte & Touche LLP or such other independent certified public accountants of recognized national standing reasonably acceptable to the Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Company and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or an Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and (y) in the case of the consolidating financial statements, certified by the Chief Financial Officer of the Company and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year.

                  (d) MANAGEMENT LETTERS. Promptly after the Company's or any of its Subsidiaries' receipt thereof, a copy of any "management letter" received from its certified public accountants and management's response thereto.

                  (e) BUDGETS. No later than 30 days following the first day of each fiscal year of the Company, a budget in form reasonably satisfactory to the Agent (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by the Company for (i) each of the twelve months of such fiscal year prepared in detail and (ii) for each of the immediately two succeeding fiscal years prepared in summary form, in each case setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based.

                  (f) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Sections 8.01(b) and (c), a certificate of the Chief Financial Officer of the Company to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall set forth in reasonable detail the calculations required to establish (A) whether the Company and its Subsidiaries were in compliance with the provisions of Sections 3.03(b), 3.03(d), 9.04, 9.05 and 9.07 through 9.09, inclusive, at the end of such fiscal quarter or year, as the case may be and (B) the Applicable Base Rate Margin, the Applicable Eurodollar Rate Margin and the Applicable Commitment Commission Percentage, in each case for the Applicable Margin Period commencing with the date of the delivery of such financial statements.

                  (g) NOTICE OF DEFAULT OR LITIGATION. Promptly upon, and in any event within five Business Days after, an officer of any Credit Party obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and/or (ii) any litigation or governmental investigation or proceeding pending (x) against the Company or any of its Subsidiaries which could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (y) with respect to any material Indebtedness of the Company or any of its Subsidiaries or (z) with respect to any Credit Document.

                  (h) OTHER REPORTS AND FILINGS. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which the Company or any of its Subsidiaries shall (i) publicly file with the Securities and Exchange Commission or any successor thereto (the "SEC") or (ii) deliver to the holders (or any trustee for such holders) of its other material Indebtedness.

                  (i) ENVIRONMENTAL MATTERS. Promptly after any officer of any Credit Party obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to materially and adversely affect the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole:

                  (i) any pending or threatened Environmental Claim against the Company or any of its Subsidiaries or any Real Property owned, leased or operated by the Company or any of its Subsidiaries;

                  (ii) any condition or occurrence on or arising from any Real Property owned, leased or operated by the Company or any of its Subsidiaries that (a) results in noncompliance by the Company or any of its Subsidiaries with any applicable Environmental Law or (b) could be expected to form the basis of an Environmental Claim against the Company or any of its Subsidiaries or any such Real Property;

                  (iii) any condition or occurrence on any Real Property owned, leased or operated by the Company or any of its Subsidiaries that could be expected to cause such Real Property to be subject to any restrictions on the ownership, lease, occupancy, use or transferability by the Company or any of its Subsidiaries of such Real Property under any Environmental Law; and

                  (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by the Company or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; PROVIDED, that in any event the Company shall deliver to each Lender all notices received by the Company or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA which identify the Company or any of its Subsidiaries as potentially responsible parties for remediation costs or which otherwise notify the Company or any of its Subsidiaries of potential liability under CERCLA.

                  All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Company's or such Subsidiary's response thereto.

                  (j) BORROWING BASE CERTIFICATE. (x) On the Restatement Effective Date and (y) not later than 3:00 P.M. (New York time) on the fifteenth day of each fiscal month of the Company thereafter, a borrowing base certificate in the form of Exhibit M (each, a "Borrowing Base Certificate"), which shall be prepared (A) as of March 31, 1998 in the case of the initial Borrowing Base Certificate and (B) as of the last Business Day of the preceding fiscal month in the case of each subsequent monthly Borrowing Base Certificate.

                  (k) OTHER INFORMATION. From time to time, such other information or documents (financial or otherwise) with respect to the Company or any of its Subsidiaries as the Agent or any Lender may reasonably request.

                  8.02 BOOKS, RECORDS AND INSPECTIONS; ANNUAL MEETINGS. (a) The Company will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Company will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent or any Lender to visit and inspect, under guidance of officers of the Company or such Subsidiary, any of the properties of the Company or such Subsidiary, and to examine the books of account of the Company or such Subsidiary and discuss the affairs, finances and accounts of the Company or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Agent or such Lender may reasonably request. In addition, the Company will, and will cause each of the other Credit Parties to, permit upon reasonable prior notice to the Company, the Agent (or an independent consultant retained by the Agent) to conduct, at the Company's expense, an audit of the accounts receivable, equipment and inventory of the Credit Parties and an appraisal of the Financed Equipment, in each case at such times (but no more frequently than once a year unless an Event of Default shall have occurred and be continuing) as the Agent or the Required Lenders shall reasonably require.

                  (b) At a date to be mutually agreed upon between the Agent and the Company occurring on or prior to the 120th day after the close of each fiscal year of the Company, the Company shall, at the request of the Agent, hold a meeting with all of the Lenders at which meeting shall be reviewed the financial results of the Company and its Subsidiaries for the previous fiscal year and the budget presented for the current fiscal year of the Company.

                  8.03 MAINTENANCE OF PROPERTY; INSURANCE. (a) The Company will, and will cause each of its Subsidiaries to, (i) keep all property necessary to the business of the Company and its Subsidiaries in reasonably good working order and condition, ordinary wear and tear excepted, (ii) maintain insurance in at least such amounts and against at least such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties in the same general areas in which the Company or any of its Subsidiaries operates, and (iii) furnish to the Agent or any Lender, upon written request, full information as to the insurance carried. At any time that insurance at or above the levels described on Schedule VIII is not being maintained by the Company or any Subsidiary of the Company, the Company will, or will cause one of its

Subsidiaries to, promptly notify the Agent in writing and, if thereafter reasonably requested by the Agent or the Required Lenders to do so, the Company or any such Subsidiary, as the case may be, shall obtain such insurance at such levels and coverage which are at least as great as those levels described in
Schedule VIII to the extent such insurance is reasonably available at a reasonable expense.

                  (b) The Company will, and will cause each of its Subsidiaries to, at all times keep its property insured in favor of the Collateral Agent, and all policies (including Mortgage Policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Company and/or such Subsidiaries) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or additional insured), (ii) shall state that such insurance policies shall not be cancelled without at least 30 days' prior written notice thereof by the respective insurer to the Collateral Agent (or such shorter period of time as a particular insurance company policy generally provides), (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors, (iv) shall contain the standard non-contributing mortgage clause endorsement in favor of the Collateral Agent with respect to hazard liability insurance, (v) shall, except in the case of public liability insurance, provide that any losses shall be payable notwithstanding (A) any act or neglect of the Company or any of its Subsidiaries, (B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties or (D) any change in the title to or ownership or possession of the insured properties and (vi) shall be deposited with the Collateral Agent.

                  (c) If the Company or any of its Subsidiaries shall fail to insure its property in accordance with this Section 8.03, or if the Company or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Company agrees to reimburse the Collateral Agent for all reasonable costs and expenses of procuring such insurance.

                  8.04 CORPORATE FRANCHISES. The Company will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; PROVIDED, HOWEVER, that nothing in this Section 8.04 shall prevent (i) sales of assets and other transactions by the Company or any of its Subsidiaries in accordance with Section 9.02 or (ii) the withdrawal by the Company or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  8.05 COMPLIANCE WITH STATUTES, ETC. The Company will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  8.06 COMPLIANCE WITH ENVIRONMENTAL LAWS. The Company will, and will cause each of its Subsidiaries to, comply with all Environmental Laws applicable to the ownership, lease or use of its Real Property now or hereafter owned, leased or operated by the Company or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws. Neither the Company nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the Company or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except in each case for Hazardous Materials generated, used, treated, stored, Released or disposed of at any such Real Properties in compliance with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of the business or operations of the Company or its Subsidiaries. Notwithstanding anything to the contrary contained above in this Section 8.06, no default in the due performance or observance of any covenant contained in this Section 8.06 shall occur unless the effect of any or all violations, claims, restrictions, failures and noncompliances of the types described above could reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  8.07 ERISA. As soon as possible and, in any event, within ten
(10) days after the Company, any Subsidiary of the Company or any ERISA Affiliate knows of the occurrence of any of the following, the Company will deliver to each of the Lenders a certificate of the Chief Financial Officer of the Company setting forth the full details as to such occurrence and the action, if any, that the Company, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Company, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that the Company has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation
Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation
Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; except as could not reasonably be expected to result in a material liability the Company or any of its Subsidiaries, that any contribution required to be made with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Company, any Subsidiary of the Company or any ERISA Affiliate will or may incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Company or any Subsidiary of the Company may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. Upon the request of the Agent, the Company will deliver to each of the Lenders a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, and any material notices received by the Company, any Subsidiary of the Company or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than ten (10) days after the date such records, documents and/or information has been furnished to the PBGC or such notice has been received by the Company, the Subsidiary or the ERISA Affiliate, as applicable.

                  8.08 END OF FISCAL YEARS; FISCAL QUARTERS. The Company will cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31, and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31.

                  8.09 PERFORMANCE OF OBLIGATIONS. The Company will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole.

                  8.10 PAYMENT OF TAXES. The Company will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under
Section 9.01(i); PROVIDED, that neither the Company nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper pro-ceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles.

                  8.11 FOREIGN SUBSIDIARIES SECURITY, ETC. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notice or other official pronouncements issued or promulgated thereunder, counsel for the Company reasonably acceptable to the Agent does not within 30 days after a request from the Agent or the Required Lenders deliver evidence, in form and substance mutually satisfactory to the Agent and the Company, with respect to any Foreign Subsidiary of the Company which has not already had all of its stock pledged by any Credit Party pursuant to the Company/Sub Pledge Agreement that
(i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, (ii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Company/Sub Guaranty and (iii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement, in any such case could reasonably be expected to cause (I) the undistributed earnings of such Foreign Subsidiary as determined for federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for federal income tax purposes or (II) other material adverse federal income tax consequences to the Credit Parties, and in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock owned by any Credit Party and not theretofore pledged pursuant to the Company/ Sub Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Company/Sub Pledge Agreement and in the case of a failure to deliver the evidence described in clause (ii) or (iii) above, such Foreign Subsidiary to the extent that same is a Wholly-Owned Subsidiary shall execute and deliver (x) a counterpart of the Company/Sub Guaranty (or another guaranty in substantially similar form if needed), guaranteeing the Obligations of the Borrowers under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, (y) a counterpart of the Company/Sub Pledge Agreement (or another pledge agreement in substantially similar form if needed) securing such Foreign Subsidiary's obligations under the Company/Sub Guaranty and (z) a counterpart of the Security Agreement (or another security agreement in substantially similar form if needed) securing such Foreign Subsidiary's obligations under the Company/Sub Guaranty, in each case to the extent that the entering into of the Company/Sub Guaranty, the Company/Sub Pledge Agreement and the Security Agreement is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 8.11 to be in form and substance reasonably satisfactory to the Agent.

                  8.12 ADDITIONAL SECURITY; FURTHER ASSURANCES. (a) The Company will, and will cause each of the other Credit Parties to, grant to the Collateral Agent security interests and Mortgages in or Collateral Assignment of Leases of such Real Property acquired by the Company or such other Credit Parties after the Restatement Effective Date (or at the time of the acquisition or creation, after the Restatement Effective Date, of any Subsidiary having an ownership or leasehold interest in such Real Property) and as may be reasonably requested from time to time by the Agent or the Required Lenders, it being understood and agreed that, in any event, upon the termination of the existing Liens encumbering the Atlantic Properties, Neff Machinery shall grant mortgages to the Collateral Agent in respect of such Atlantic Properties. All such security interests, mortgages and/or Collateral Assignment of Leases shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Agent and shall constitute valid and enforceable perfected security interests superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. Such Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to such Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

                  (b) The Company will, and will cause each of the other Credit Parties to, at the expense of the Company, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, the Company will cause to be delivered to the Collateral Agent such opinions of counsel, mortgage policies, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this
Section 8.12 has been complied with.

                  (c) If the Agent or the Required Lenders reasonably determine that they are required by law or regulation to have appraisals prepared in respect of the Mortgaged Properties, the Company will provide, at its own expense, to the Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended, and which otherwise shall be in form and substance reasonably satisfactory to the Agent and the Required Lenders.

                  (d) The Company agrees that each action required above by this
Section 8.12 shall be completed as soon as possible, but in no event later than 75 days after such action is either requested to be taken by the Agent or the Required Lenders or required to be taken by the Company and/or its Subsidiaries pursuant to the terms of this Section 8.12; PROVIDED that, in no event will the Company or any of its Subsidiaries be required to take any action, other than using its best efforts, to obtain consents from third parties with respect to its compliance with this Section 8.12.

                  8.13 IPO. Upon the consummation of the IPO, 100% of the Net Equity Proceeds therefrom (or such lesser amount necessary to make the repayment described below) shall be applied to repay all then outstanding loans under the Existing Term Loan Agreement.

                  8.14 CASH MANAGEMENT SYSTEM. The Company will, and will cause each of its Domestic Subsidiaries to, establish and maintain the cash management system described in Schedule XI or such other cash management system as is acceptable to the Agent.

                  8.15 LANDLORD WAIVERS. The Company will, and will cause each of the other Credit Parties to, use its best efforts to obtain landlord waivers from time to time, in form and substance reasonably satisfactory to the Agent, with respect to its Financed Equipment located on any existing or future premises which are Leaseholds.

                  SECTION 9. NEGATIVE COVENANTS. Each Borrower hereby covenants and agrees that on and after the Restatement Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full:

                  9.01 LIENS. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Company or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Company or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; PROVIDED that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                  (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

                  (ii) Liens in respect of property or assets of the Company or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Company's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Company or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Restatement Effective Date which are listed, and the property subject thereto described, in
         Schedule IX, but only to the respective date, if any, set forth in such
         Schedule IX for the removal, replacement and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on Schedule IX, PROVIDED that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Company or any of its Subsidiaries, it being understood and agreed that, in any event, (i) the Liens securing the Existing Term Loan Agreement shall only be permitted on the Collateral and then only on a subordinated basis on the terms set forth in the Intercreditor Agreement and no refinancings thereof shall be permitted and (ii) no refinancings of the Liens encumbering the Atlantic Properties shall be permitted;

                  (iv) Liens created pursuant to the Security Documents;

                  (v) leases or subleases granted to other Persons not materially interfering with the conduct of the business of the Company or any of its Subsidiaries;

                  (vi) Liens upon assets of the Company or any of its Subsidiaries subject to Capitalized Lease Obligations to the extent such Capitalized Lease Obligations are permitted by Section 9.04(iv), PROVIDED that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Company or any Subsidiary of the Company;

                  (vii) Liens placed upon equipment, machinery or wholegoods inventory (including Parts Inventory) acquired after the Restatement Effective Date and used in the ordinary course of business of the Company or any of its Subsidiaries at the time of the acquisition thereof by the Company or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment, machinery or wholegoods inventory or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, PROVIDED that (x) such Indebtedness is permitted by Section 9.04(iv) and (y) in all events, the Lien encumbering the equipment, machinery or wholegoods inventory so acquired does not encumber any other asset (including any other Equipment or Inventory (including Parts Inventory), whether or not provided by the supplier of the specific item of equipment, machinery or wholegoods inventory being so financed) of the Company or such Subsidiary;

                  (viii) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of the Company or any of its Subsidiaries;

                  (ix) Liens arising from precautionary UCC financing statement filings regarding operating leases;

                  (x) Liens arising out of the existence of judgments or awards in respect of which the Company or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of any cash and the fair market value of any property subject to such Liens do not exceed $1,000,000 at any time outstanding;

                  (xi) statutory and common law landlords' liens under leases to which the Company or any of its Subsidiaries is a party;

                  (xii) Liens (other than Liens imposed under ERISA) incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance and social security benefits;

                  (xiii) Liens securing (x) the performance of bids, tenders, leases and contracts in the ordinary course of business and (y) statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), PROVIDED that the aggregate outstanding amount of obligations secured by Liens permitted by this clause (xiii) (and the value of all cash and property encumbered by Liens permitted pursuant to this clause (xiii)) shall not at any time exceed $1,000,000;

                  (xiv) Liens on property or assets acquired pursuant to a Permitted Acquisition or on property or assets of a Subsidiary of the Company in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, PROVIDED that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(ix), and
         (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition, and do not attach to any other asset of the Company or any of its Subsidiaries and

                  (xv) Liens granted by Neff Machinery in favor of John Deere on any John Deere Property, subject, however, to the John Deere Subordination Agreement pursuant to which John Deere shall subordinate its Liens to the Lien of the Collateral Agent for the benefit of the Lenders in all but such of the assets of Neff Machinery in which John Deere has provided purchase money financings and shall have a properly perfected security interest therein and for which the purchase price of the specific equipment shall remain unpaid, in each case so long as the obligations secured by any Liens permitted by this clause (xv) are otherwise permitted under this Agreement.

                  Notwithstanding anything to the contrary contained above in this Section 9.01, in no event shall the Company or any other Credit Party create or permit any Lien to exist on any Pledged Stock or on any of their Accounts (other than, in each case, Liens described in clause (iv) above and existing Liens subject to the Intercreditor Agreement in favor of the lenders under the Existing Term Loan Agreement).

                  9.02 CONSOLIDATION, MERGER, PURCHASE OR SALE OF ASSETS, ETC. The Company will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

                  (i) Capital Expenditures by the Company and its Subsidiaries shall be permitted to the extent not in violation of Section 9.07;

                  (ii) each of the Company and its Subsidiaries may make sales of inventory in the ordinary course of business;

                  (iii) each of the Company and its Subsidiaries may rent or lease Inventory to retail customers in the ordinary course of business; PROVIDED that:

                           (a) all such rental or lease arrangements are
                  evidenced by a written, fully executed agreement by and between the Company or the applicable Subsidiary, as the case may be, and the Person to whom such Inventory is rented or leased (the "Rental Account Party");

                           (b) each such rental or lease arrangement provides
                  for the rental or lease of such Inventory on market terms, consistent with industry standards (including, without limitation, purchase by the Rental Account Party of appropriate property, casualty and liability insurance with respect to the Inventory rented or leased);

                           (c) such rental or lease arrangement, to the extent
                  that same provides the Rental Account Party with the option to purchase the Inventory which is the subject of such rental or lease arrangement, shall provide for a purchase price which is no less than a price reasonably determined by the Company or the applicable Subsidiary, as the case may be, at the origination of such agreement to be consistent with industry standards and then prevailing market conditions;

                           (d) the agreement evidencing each such rental or
                  lease agreement shall, if required by the Collateral Agent, be conspicuously marked with a legend in form and substance satisfactory to the Collateral Agent, to the effect that such agreement is subject to the Lien of the Collateral Agent pursuant to the respective Security Documents;

                           (e) such rental or lease arrangement shall comply in
                  all material respects with all applicable laws and regulations, including, without limitation, any applicable usury law; and

                           (f) in respect of each such rental or lease
                  arrangement, the Company or the applicable Subsidiary, as the case may be, shall file and maintain any and all financing statements, notices to owner and other filings and notices which are necessary or appropriate to insure and protect all of the Company's or such Subsidiary's right, title and interest in and to such Inventory against the creditors of and other claimants against the Rental Account Party and any other Person;

                (iv) each of the Company and its Subsidiaries may sell or assign to Associates Commercial Corporation, The CIT Group or any other Person reasonably acceptable to the Agent installment sales contracts originated by the Company or any such Subsidiary in connection with the sale of Inventory of such Person in the ordinary course of business, PROVIDED that the Company or any such Subsidiary shall receive cash proceeds and/or trade-ins therefor equal to no less than the entire outstanding principal balance of such contract as of the date of such sale, together with all accrued and unpaid interest thereon and all other sums then due and owing the Company or the applicable Subsidiary thereunder, and each such sale and assignment shall be without recourse to, or representation or warranty by, the Company or any such Subsidiary;

                 (v) each of the Company and its Subsidiaries may sell obsolete or worn-out assets in the ordinary course of business and fixtures which are no longer useful in the business of the Company or any of its Subsidiaries;

                (vi) each of the Company and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction;

               (vii) each of the Company and its Subsidiaries may sell other assets (other than the capital stock of a Subsidiary Guarantor) so long as (i) no Default or no Event of Default then exists or would result therefrom, (ii) each such sale is in an arm's-length transaction and the Company or the respective Subsidiary receives at least fair market value (as determined in good faith by the Company or such Subsidiary, as the case may be), (iii) the total consideration received by the Company or such Subsidiary is cash and is paid at the time of the closing of such sale, (iv) the Net Sale Proceeds therefrom are applied and/or reinvested as (and to the extent) required by Section 3.03(b) and (v) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (vii) shall not exceed $10,000,000 in any fiscal year of the Company;

              (viii) Investments may be made to the extent permitted by Section 9.05;

                (ix) each of the Company and its Subsidiaries may lease (as lessee) real or personal property (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by
         Section 9.04(iv));

                 (x) the Company and its Wholly-Owned Subsidiaries may acquire all or substantially all of the assets of any Person (or all or substantially all of the assets of a product line or division of any Person) or 100% of the capital stock of any Person (including by purchasing the remaining portion of the capital stock of any Person in which the Company or a Wholly-Owned Subsidiary thereof already has an ownership interest and as a result of which such Person shall become a Wholly-Owned Subsidiary of the Company) (any such acquisition permitted by this clause (x), a "Permitted Acquisition"), so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each of the representations and warranties contained in Section 7 shall be true and correct in all material respects both before and after giving effect to such Permitted Acquisition, (iii) any Liens or Indebtedness assumed, incurred or issued in connection with such Permitted Acquisition are otherwise permitted under Section 9.01 or 9.04, as the case may be, (iv) the only consideration paid by the Company or any of its Wholly-Owned Subsidiaries in connection with any Permitted Acquisition consists solely of cash, common stock of the Company and/or Qualified Preferred Stock of the Company, (v) at least 10 Business Days prior to the consummation of any Permitted Acquisition, the Company shall deliver to the Agent and each of the Lenders (x) notice of such Permitted Acquisition, which notice shall include (to the extent available) any historical and PRO FORMA financial statements and projections with respect to such Permitted Acquisition, a summary of the material terms and conditions of such Permitted Acquisition and any other material information with respect to such Permitted Acquisition (including without limitation any offering memoranda or other similar material prepared in connection therewith), (y) a certificate of the Company's Chief Financial Officer certifying (and showing the calculations therefor in reasonable detail) that the Company would have been in compliance with the financial covenants set forth in Sections 9.08 and 9.09 for the Test Period then most recently ended prior to the date of the consummation of such Permitted Acquisition, in each case with such financial covenants to be determined on a PRO FORMA basis as if such Permitted Acquisition had been consummated on the first day of such Test Period (and assuming that any Indebtedness incurred, issued or assumed in connection therewith had been incurred, issued or assumed on the first day of, and had remained outstanding throughout, such Test Period) and (z) projections (in reasonable detail) prepared by a the Chief Financial Officer of the Company for the period from the date of the consummation of such Permitted Acquisition to the date which is one year thereafter calculated after giving effect to the respective Permitted Acquisition, demonstrating that the level of financial performance measured by the financial covenants set forth in Sections 9.08 and 9.09 shall be better than or equal to such level as would be required to provide that no Default or Event of Default will exist under such financial covenants, as compliance with such financial covenants will be required through the date which is one year from the date of the consummation of the respective Permitted Acquisition, it being understood, however, that with respect to each Permitted Acquisition, the Borrower's PRO FORMA and projected Leverage Ratio for the respective Test Period shall be at least .25 below the maximum permitted Leverage Ratio for such Test Period as set forth in Section 9.09, (vi) the aggregate consideration paid in connection with all Permitted Acquisitions effected after the Restatement Effective Date (including, without limitation, any earn-out, non-compete or deferred compensation arrangements (in each case as determined in good faith by the Company), the aggregate principal amount of any Indebtedness incurred, issued or assumed in connection therewith and the fair market value of any capital stock of the Company issued in connection therewith (as determined in good faith by the Company) does not exceed $100,000,000, PROVIDED, HOWEVER, until all outstanding loans under the Existing Term Loan Agreement have been repaid and same has been terminated, no more than $7,000,000 in the aggregate may be paid in connection with all such Permitted Acquisitions, (vii) the Total Unutilized Commitment immediately after giving effect to any Permitted Acquisition is at least $25,000,000,
         (viii) the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) would permit the Borrowers to incur at least $25,000,000 of additional Revolving Loans, (ix) any Person or assets so acquired are employed in a business permitted by Section 9.13, (x) the total consideration (calculated as described in clause
         (vi) above) in respect of all Permitted Acquisitions of any Persons or assets employed in a business principally located outside of the continental United States (excluding the purchase by the Company of the remaining ownership interest in Sullair Argentina not otherwise purchased pursuant to Section 9.05(xiii)) does not exceed $10,000,000 in the aggregate and (xi) to the extent that the total consideration of any individual Permitted Acquisition (calculated as described in clause
         (vi) above) exceeds $25,000,000, the Company shall (in addition to the requirements of clauses (i) through (x) above) deliver to the Agent and each of the Lenders (x) an appraisal of the Person or assets so acquired, (y) any information with respect to such Permitted Acquisition required to be delivered by the Company to the SEC and (z) any other information with respect to such Permitted Acquisition reasonably requested by the Agent;

                (xi) each of the Company and its Subsidiaries may grant leases or subleases to other Persons not materially interfering with the conduct of the business of the Company or any of its Subsidiaries;

               (xii) any Subsidiary of the Company may be merged or consolidated with or into the Company so long as the Company is the surviving corporation of such merger or consolidation;

              (xiii) any Subsidiary of the Company may be merged or consolidated with or into any Subsidiary Guarantor so long as (i) the Subsidiary Guarantor is the surviving corporation of such merger or consolidation and (ii) in addition to the requirements of preceding clause (i), (x) in the case of any such merger or consolidation involving a Wholly-Owned Subsidiary of the Company, the Wholly-Owned Subsidiary is the surviving corporation of such merger or consolidation and (y) in the case of any such merger or consolidation involving Neff Machinery or Neff Rental, Neff Machinery or Neff Rental, as the case may be, is the surviving corporation of such merger or consolidation; and

              (xiv) any Subsidiary of the Company that is not a Subsidiary Guarantor may be merged or consolidated with or into any other Subsidiary of the Company that is not a Subsidiary Guarantor so long as in the case of any such merger or consolidation involving a Wholly-Owned Subsidiary of the Company, the Wholly-Owned Subsidiary is the surviving corporation of such merger or consolidation.

                  To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale of less than all or substantially all of the Collateral, or any Collateral is sold as permitted by this Section 9.02 (other than to the Company or a Subsidiary thereof), such Collateral shall be sold free and clear of the Liens created by the respective Security Documents and the Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

                  9.03 DIVIDENDS. The Company will not, and will not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the Company or any of its Subsidiaries, except that:

                  (i) any Subsidiary of the Company may pay cash Dividends to the Company or to any Wholly-Owned Subsidiary of the Company;

                  (ii) any non-Wholly-Owned Subsidiary of the Company may pay cash Dividends to its shareholders generally so long as the Company or its respective Subsidiary which owns the equity interest in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holding of the equity interest in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests of such Subsidiary);

                  (iii) so long as no Default or Event of Default then exists or would result therefrom, the Company may repurchase outstanding shares of its common stock (or options to purchase such common stock) following the death, disability or termination of employment of officers or employees of the Company or any of its Subsidiaries, provided that the aggregate amount of Dividends paid by the Company pursuant to this clause (iii) shall not exceed $1,000,000 in any fiscal year of the Company;

                (iv) prior to the redemption by the Company of its Series A Preferred Stock as contemplated in Section 9.03(v), the Company may pay cash Dividends on its Series A Preferred Stock so long as (i) no Default or Event of Default then exists or would result therefrom and
         (ii) the aggregate amount of such Dividends paid by the Company pursuant to this clause (iv) does not exceed $1,000,000 in any fiscal year of the Company;

                 (v) the Company may redeem its Series A Preferred Stock so long as such redemption is made with the proceeds received by the Company from the initial issuance of the Senior Subordinated Notes; and

                (vi) the Company may pay Dividends on its Qualified Preferred Stock solely through the issuance of additional shares of such Qualified Preferred Stock.

                  9.04 INDEBTEDNESS. The Company will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (ii) Existing Indebtedness outstanding on the Restatement Effective Date, without giving effect to any subsequent extension, renewal or refinancing thereof except to the extent expressly permitted on Schedule VII, PROVIDED that the aggregate principal amount of the Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing;

                  (iii) Indebtedness under Interest Rate Protection Agreements entered into with respect to other Indebtedness permitted under this
         Section 9.04;

                  (iv) Indebtedness of the Company and its Subsidiaries evidenced by Capitalized Lease Obligations and purchase money Indebtedness subject to Liens permitted under Section 9.01(vii) or under Section 9.01(xv), PROVIDED that in no event shall the sum of (I) the aggregate principal amount of all Capitalized Lease Obligations and
         (II) the aggregate principal amount of all purchase money Indebtedness exceed $20,000,000 at any time outstanding;

                  (v) intercompany Indebtedness among the Company and its Subsidiaries to the extent permitted by Sections 9.05(ix), (xi) and
         (xiv);

                  (vi) Indebtedness consisting of guaranties by the Company and its Subsidiaries of other Indebtedness of the Company and its Subsidiaries otherwise permitted to be incurred under this Section 9.04;

                  (vii) Indebtedness under Other Hedging Agreements providing protection against fluctuations in currency values in connection with the Company's or any of its Subsidiaries' operations so long as management of the Company or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are BONA FIDE hedging activities and are not for speculative purposes;

                  (viii) Indebtedness of the Company and the Subsidiary Guarantors under the Senior Subordinated Notes and the other Senior Subordinated Note Documents in an aggregate principal amount not to exceed $400,000,000 (as reduced by any repayments of principal thereof) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) all of the terms and conditions thereof, and the documentation therefor, shall be satisfactory to the Agent and the Required Lenders, (iii) at least 5 Business Days prior to the issuance of any Senior Subordinated Notes, the Company shall deliver to the Agent and each of the Lenders a certificate from the Company's Chief Financial Officer certifying (and showing the calculations therefor in reasonable detail) that the Company would be in compliance with the financial covenants set forth in Sections 9.08 and 9.09 for the Test Period then most recently ended prior to the date of the issuance of such Senior Subordinated Notes, in each case with such financial covenants to be determined on a PRO FORMA basis as if the issuance of such Senior Subordinated Notes had occurred on the first day of, and had remained outstanding throughout, such Test Period, (iv) the Net Debt Proceeds from the initial issuance of Senior Subordinated Notes are applied to repay the Existing Indebtedness then encumbering the Atlantic Properties and to redeem all outstanding shares of Series A Preferred Stock, and with any amounts in excess thereof to be used for the Company's and its Subsidiaries' working capital and general corporate purposes, PROVIDED that the aggregate principal amount of the initial Senior Subordinated Notes shall not exceed $200,000,000, (v) the Net Debt Proceeds from the issuance of any subsequent Senior Subordinated Notes are applied to reduce the Total Commitment pursuant to Section 3.03(c) and (vi) prior to the issuance of any subsequent Senior Subordinated Notes, the Company shall deliver evidence satisfactory to the Agent, including an officers' certificate of the Company (accompanied by any required financial calculations in reasonable detail) and an opinion of counsel for the Company, that the issuance of such subsequent Senior Subordinated Notes are permitted by the terms of the initial Senior Subordinated Notes and the other Senior Subordinated Note Documents;

                  (ix) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness), PROVIDED that (x) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition and (y) at the time of such Permitted Acquisition such Indebtedness does not exceed 15% of the total value of the assets of the Subsidiary so acquired or of the asset so acquired, as the case may be;

                  (x) Indebtedness of the Credit Parties pursuant to the Existing Term Loan Agreement in an aggregate principal amount not to exceed $100,000,000 (as reduced by any repayments of principal thereof); and

                  (xi) additional unsecured Indebtedness of the Company and its Subsidiaries not otherwise permitted under this Section 9.04 in an aggregate principal amount not to exceed $10,000,000 at any time outstanding.

                  9.05 ADVANCES, INVESTMENTS AND LOANS. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

                  (i) the Company and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Company or such Subsidiary;

                  (ii) the Company and its Subsidiaries may acquire and hold cash and Cash Equivalents, provided that during any time that Revolving Loans or Swingline Loans are outstanding the aggregate amount of cash and Cash Equivalents permitted to be held by the Company and its Subsidiaries shall not exceed $10,000,000 for any period of five consecutive Business Days;

                  (iii) the Company and its Subsidiaries may hold the Investments held by them on the Restatement Effective Date and described on Schedule X, PROVIDED that any additional Investments made with respect thereto shall be permitted only if independently justified under the other provisions of this Section 9.05;

                  (iv) the Company and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (v) the Company and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $500,000;

                  (vi) the Company may acquire and hold obligations of one or more officers or other employees of the Company or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of common stock of the Company so long as no cash is paid by the Company or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

                  (vii) the Borrowers may enter into Interest Rate Protection Agreements to the extent permitted by Section 9.04(iii);

                  (viii) the Company and its Subsidiaries may enter into Other Hedging Agreements to the extent permitted by Section 9.04(vii);

                  (ix) the Company and the Subsidiary Guarantors may make Intercompany Loans between or among one another, so long as each Intercompany Loan shall be evidenced by an Intercompany Note that is pledged to the Collateral Agent pursuant to the Pledge Agreement;

                  (x) the Company and the Subsidiary Guarantors may make cash common equity contributions to the capital of the respective Subsidiaries that are Subsidiary Guarantors;

                  (xi) the Company and the Subsidiary Guarantors may make additional Intercompany Loans and/or cash equity contributions to Wholly-Owned Foreign Subsidiaries of the Company which are not Subsidiary Guarantors in an aggregate amount not to exceed $5,000,000 at any time outstanding (determined without regard to any write-downs or write-offs thereof), so long as each such Investment that is made as an Intercompany Loan shall be evidenced by an Intercompany Note that is pledged to the Collateral Agent pursuant to the Pledge Agreement;

                  (xii) Permitted Acquisitions shall be permitted pursuant to
         Section 9.02(x);

                  (xiii) the Company or a Wholly-Owned Subsidiary thereof may acquire at least 51% of the outstanding capital stock of Sullair Argentina for a purchase price not to exceed $28,000,000 (plus up to $10,000,000 in the aggregate of earn-out payments to be paid to the existing shareholders of Sullair Argentina in an amount equal to 65% of the audited net income of Sullair Argentina for each of the years 1998 and 1999) so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each of the representations and warranties contained in Section 7 shall be true and correct in all material respects both before and after giving effect to such acquisition, (iii) any Liens or Indebtedness assumed, incurred or issued in connection with such acquisition are otherwise permitted under Section 9.01 or 9.04, as the case may be, (iv) at least 10 Business Days prior to the consummation of such acquisition, the Company shall deliver to the Agent and each of the Lenders (x) a certificate of the Company's Chief Financial Officer certifying (and showing the calculations therefor in reasonable detail) that the Company would have been in compliance with the financial covenants set forth in Sections 9.08 and 9.09 for the Test Period then most recently ended prior to the date of the consummation of such acquisition, in each case with such financial covenants to be determined on a PRO FORMA basis as if such acquisition had been consummated on the first day of such Test Period (and assuming that any Indebtedness incurred, issued or assumed in connection therewith had been incurred, issued or assumed on the first day of, and had remained outstanding throughout, such Test Period), and (y) projections (in reasonable detail) prepared by a the Chief Financial Officer of the Company for the period from the date of the consummation of such acquisition to the date which is one year thereafter calculated after giving effect to such acquisition, demonstrating that the level of financial performance measured by the financial covenants set forth in Sections 9.08 and 9.09 shall be better than or equal to such level as would be required to provide that no Default or Event of Default will exist under such financial covenants, as compliance with such financial covenants will be required through the date which is one year from the date of the consummation of the acquisition, (v) the Total Unutilized Commitment immediately after giving effect to such acquisition is at least $25,000,000 and the Borrowing Base at such time (based on the Borrowing Base Certificate last delivered) would permit the Borrowers to incur at least $25,000,000 of additional Revolving Loans; and

                  (xiv) so long as the Company has received (x) gross cash proceeds of at least $100,000,000 from the consummation of the IPO and
         (y) gross cash proceeds of at least

         $125,000,000 from the initial issuance of the Senior Subordinated Notes, the Company and its Subsidiaries may make additional Investments not otherwise permitted under this Section 9.05 in an aggregate amount not to exceed $20,000,000 at any time outstanding (determined without regard to any write-downs or write-offs thereof).

                  9.06 TRANSACTIONS WITH AFFILIATES. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Company or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Company or such Subsidiary as would reasonably be obtained by the Company or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that the following in any event shall be permitted:

                  (i) Dividends may be paid to the extent provided in Section 9.03;

                  (ii) loans may be made and other transactions may be entered into by the Company and its Subsidiaries to the extent permitted by Sections 9.02, 9.04 and 9.05; and

                  (iii) customary fees may be paid to non-officer directors of the Company and its Subsidiaries.

                  9.07 CAPITAL EXPENDITURES. (a) The Company will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that (i) during the period from the Restatement Effective Date through and including the last day of the Borrower's fiscal year ending December 31, 1998, the Borrower and its Subsidiaries (other than Sullair Argentina) may make Capital Expenditures in an aggregate amount not to exceed $118,000,000 and (ii) during any fiscal year of the Company set forth below (taken as one accounting period), the Company and its Subsidiaries (other than Sullair Argentina) may make Capital Expenditures so long as the aggregate amount of all Capital Expenditures does not exceed in any fiscal year of the Company set forth below the respective amount set forth opposite such fiscal year below:

                  FISCAL YEAR ENDING                   AMOUNT
                  ------------------                   ------
                  December 31, 1999                $ 80,000,000

                  December 31, 2000                $ 85,000,000

                  December 31, 2001                $106,000,000

                  December 31, 2002                $105,000,000

                  December 31, 2003                $105,000,000

                  (b) In addition to the foregoing, in the event that the amount of Capital Expenditures, permitted to be made by the Company and its Subsidiaries pursuant to clause (a) above in any fiscal year of the Company (before giving effect to any increase in permitted Capital Expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures actually made by the Company and its Subsidiaries during such fiscal year, the lesser of (x) such excess and (y) 25% of the applicable scheduled Capital Expenditure amount as set forth in such clause (a) above may be carried forward and utilized to make additional Capital Expenditures in the immediately succeeding fiscal year, provided that no amounts once carried forward pursuant to this Section 9.07(b) may be carried forward to any fiscal year thereafter and such amounts may only be utilized after the Company and its Subsidiaries have utilized in full the permitted Capital Expenditure amount for such fiscal year as set forth in the table in clause (a) above (without giving effect to any increase in such amount by operation of this clause (b)).

                  (c) In addition to the foregoing, the Company and its Subsidiaries may make Capital Expenditures with the amount of Net Sale Proceeds received by the Company or any of its Subsidiaries from any Asset Sale so long as such Net Sale Proceeds are reinvested in replacement assets within 270 days following the date of such Asset Sale to the extent such Net Sale Proceeds are not otherwise required to be applied to reduce the Total Commitment pursuant to
Section 3.03(b).

                  (d) In addition to the foregoing, the Company and its Subsidiaries may make Capital Expenditures with the amount of Net Insurance Proceeds received by the Company or any of its Subsidiaries from any Recovery Event so long as such Net Insurance Proceeds are used to replace or restore any properties or assets in respect of which such Net Insurance Proceeds were paid within 270 days following the date of receipt of such Net Insurance Proceeds from such Recovery Event to the extent such Net Insurance Proceeds are not otherwise required to be applied to reduce the Total Commitment pursuant to
Section 3.03(d).

                  (e) In addition to the foregoing, the Company and its Wholly-Owned Subsidiaries may consummate Permitted Acquisitions to the extent permitted by Section 9.02(x).

                  (f) In addition to the foregoing, Sullair Argentina may make Capital Expenditures.

                  9.08 CONSOLIDATED INTEREST COVERAGE RATIO. The Company will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of a fiscal quarter of the Company set forth below to be less than the ratio set forth opposite such fiscal quarter below:

                  FISCAL QUARTER ENDING                               RATIO
                  ---------------------                               -----
                  June 30, 1998                                     2.50:1.00
                  September 30, 1998                                2.50:1.00
                  December 31, 1998                                 3.00:1.00
                  March 31, 1999                                    3.00:1.00
                  June 30, 1999                                     3.00:1.00
                  September 30, 1999                                3.00:1.00
                  December 31, 1999                                 3.25:1.00
                  March 31, 2000                                    3.25:1.00
                  June 30, 2000                                     3.25:1.00

                  September 30, 2000                                3.25:1.00
                  December 31, 2000                                 3.50:1.00
                  March 31, 2001                                    3.50:1.00
                  June 30, 2001                                     3.50:1.00
                  September 30, 2001                                3.50:1.00
                  December 31, 2001                                 3.75:1.00
                  March 31, 2002                                    4.00:1.00
                  June 30, 2002                                     4.00:1.00
                  September 30, 2002                                4.00:1.00
                  December 31, 2002                                 4.00:1.00
                  March 31, 2003
                  and the last day of each
                  fiscal quarter thereafter                         4.50:1.00


                  9.09 MAXIMUM LEVERAGE RATIO. The Company will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                                             PERIOD                                                  RATIO
                                             ------                                                  -----
                  The last day of the fiscal quarter ending June 30, 1998
                  through and including the day before the last day of the
                  fiscal quarter ending September 30, 1998                                          5.50:1.00

                  The last day of the fiscal quarter ending September 30, 1998 through and including the day before the last day of the
                  fiscal quarter ending December 31, 1998                                           5.25:1.00

                  The last day of the fiscal quarter ending December 31, 1998 through and including the day before the last day of the
                  fiscal quarter ending December 31, 1999                                           4.25:1.00

                  The last day of the fiscal quarter ending December 31, 1999 through and including the day before the last day of the
                  fiscal quarter ending December 31, 2000                                           4.00:1.00

                  The last day of the fiscal quarter ending December 31, 2000 through and including the day before the last day of the
                  fiscal quarter ending December 31, 2001                                           3.75:1.00

                  The last day of the fiscal quarter ending December 31,
                  2001 and thereafter                                                               3.50:1.00

                  9.10 LIMITATION ON PAYMENTS OF CERTAIN INDEBTEDNESS; MODIFICATIONS OF CERTAIN INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF INCORPORATION AND BY-LAWS; ETC. The Company will not, and will not permit any of its Subsidiaries to, (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of (including in each case, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), any Senior Subordinated Notes or the loans outstanding under the Existing Term Loan Agreement, PROVIDED that (A) the Company may repurchase outstanding Senior Subordinated Notes so long as (x) no Default or Event of Default then exists or would result therefrom, (y) such repurchases are made with proceeds received by the Company from cash capital contributions and/or from the issuance of shares of its common stock (other than from the IPO) and/or Qualified Preferred Stock and (z) the aggregate amount expended in respect of all such repurchases does not exceed $25,000,000 (exclusive of amounts paid in respect of regularly accrued interest) and (B) the Company may repay outstanding loans under the Existing Term Loan Agreement with proceeds received by the Company from cash capital contributions and issuance of shares of its common stock, (ii) amend or modify, or permit the amendment or modification of, any provision of the Senior Subordinated Notes or any other Senior Subordinated Note Document, (iii) amend or modify, or permit the amendment or modification of, any provision of the Existing Term Loan Agreement or any other Loan Document (as defined therein),
(iv) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or by-laws (or equivalent organizational documents) or any agreement entered into by it with respect to its capital stock, or enter into any new agreement with respect to its capital stock, unless such amendment, modification, change or other action contemplated by this clause (iv) could not reasonably be adverse to the interests of the Lenders in any material respect, or (v) enter into any tax sharing agreement, tax allocation agreement or similar agreements without the prior written consent of the Agent.

                  9.11 LIMITATION ON CERTAIN RESTRICTIONS ON SUBSIDIARIES. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Company or any Subsidiary of the Company, or pay any Indebtedness owed to the Company or any Subsidiary of the Company, (b) make loans or advances to the Company or any Subsidiary of the Company or (c) transfer any of its properties or assets to the Company or any Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Company or any Subsidiary of the Company, (iv) customary provisions restricting assignment of any licensing agreement or agreements for the provision of services entered into by the Company or any Subsidiary of the Company in the ordinary course of business, (v) restrictions on the transfer of any asset subject to a Lien permitted by Section 9.01, (vi) restrictions set forth in the Existing Term Loan Agreement and (vii) restrictions set forth in the Senior Subordinated Note Documents.

                  9.12 LIMITATION ON ISSUANCE OF CAPITAL STOCK. (a) The Company will not, and will not permit any of its Subsidiaries to, issue (i) any preferred stock (other than Qualified Preferred Stock of the Company, it being understood and agreed that the Company shall not issue any additional shares of Series A Preferred Stock except to the extent that the Company is required pursuant to the terms of its Certificate of Incorporation to pay Dividends thereon through the issuance of additional shares of Series A Preferred Stock) or (ii) any redeemable common stock (other than common stock that is redeemable at the sole option of the Company or such Subsidiary).

                  (b) The Company will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and issuances which do not decrease the percentage ownership of the Company or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) to qualify directors to the extent required by applicable law or (iv) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement.

                  9.13 BUSINESS. The Company and its Subsidiaries will not engage in any businesses other than the businesses engaged in by the Company and its Subsidiaries as of the Restatement Effective Date and reasonable extensions thereof. (including the business currently engaged in by Sullair Argentina).

                  9.14 LIMITATION ON CREATION OF SUBSIDIARIES. Notwithstanding anything to the contrary contained in this Agreement, the Company will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Restatement Effective Date any Subsidiary, PROVIDED that the Company and its Wholly-Owned Subsidiaries shall be permitted to establish, create or, to the extent permitted by the Agreement, acquire (x) Subsidiaries so long as (i) the capital stock or other equity interests of each such new Subsidiary (to the extent owned by a Credit Party) is pledged pursuant to, and to the extent required by, the Pledge Agreement, (ii) each such new Wholly-Owned Domestic Subsidiary and, to the extent required by Section 8.11, Wholly-Owned Foreign Subsidiary, executes a counterpart of the Company/Sub Guaranty, the Pledge Agreement and the Security Agreement, and (iii) each such new Wholly-Owned Domestic Subsidiary and, to the extent required by Section 8.11, Wholly-Owned Foreign Subsidiary, executes and delivers, or causes to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Wholly-Owned Subsidiary would have had to deliver if such new Wholly-Owned Subsidiary were a Credit Party on the Restatement Effective Date and (y) non-Wholly-Owned Subsidiaries so long as the capital stock or other equity interest of each such new non-Wholly-Owned Subsidiary (to the extent owned by a Credit Party) is pledged pursuant to, and to the extent required by, the Pledge Agreement.

                  SECTION 10. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  10.01 PAYMENTS. Any Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for five or more Business Days, in the payment when due of any interest on any Loan or Note, any

Unpaid Drawing (or any interest thereon) or any Fees or any other amounts owing hereunder or thereunder; or

                  10.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made (or deemed made) by any Credit Party herein or in any other Credit Document or in any certificate delivered to the Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  10.03 COVENANTS. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(g)(i) or 8.08 or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Credit Document (other than those set forth in Sections
10.01 and 10.02) and such default shall continue unremedied for a period of 30 days after written notice thereof to the defaulting party by the Agent or the Required Lenders; or

                  10.04 DEFAULT UNDER OTHER AGREEMENTS. (i) The Company or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Notes) of the Company or any of its Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, PROVIDED that it shall not be a Default or an Event of Default under this Section 10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $1,000,000; or

                  10.05 BANKRUPTCY, ETC. The Company or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Company or any of its Subsidiaries; or the Company or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any of its Subsidiaries, or there is commenced against the Company or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Company or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Company or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Company or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  10.06 ERISA. An event described in each of clause (a), (b) and
(c) below shall have occurred: (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, the Company or any Subsidiary of the Company or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971
or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or the Company or any Subsidiary of the Company has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, has had, or could reasonably be expected to have, a material adverse effect on the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; or

                  10.07 SECURITY DOCUMENTS. At any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected first priority security interest in all of the Collateral (subject to such limitations as are permitted under this Agreement)), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons); or

                  10.08 COMPANY/SUB GUARANTY. At any time after the execution and delivery thereof, the Company/Sub Guaranty or any provision thereof shall cease to be in full force or effect as to any Guarantor, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the Company/Sub Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Company/Sub Guaranty; or

                  10.09 JUDGMENTS. One or more judgments or decrees shall be entered against the Company or any Subsidiary of the Company involving in the aggregate for the Company and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments equals or exceeds $1,000,000; or

                  10.10 CHANGE OF CONTROL. A Change of Control shall occur; then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent, upon the written request of the Required Lenders, shall by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of any Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (PROVIDED, that, if an Event of Default specified in Section 10.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrowers to pay (and the Borrowers jointly and severally agree that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to any Borrower, they will pay) to the Collateral Agent at the Payment Office such additional amount of cash or Cash Equivalents, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrowers and then outstanding; (v) enforce, as Collateral Agent, all Liens, rights and remedies created pursuant to any of the Security Documents; and (vi) apply any cash collateral held by the Agent pursuant to Section 4.02 to the repayment of the Obligations.

                  SECTION 11. DEFINITIONS AND ACCOUNTING TERMS.

                  11.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Account Debtor" shall mean any Person who may become obligated to any Credit Party under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles.

                  "Accounts" shall mean all "accounts," as such term is defined in the New York UCC, now owned or hereafter acquired by any Credit Party and, in any event, including, without limitation, (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to such Credit Party, whether arising out of goods sold or leased or services rendered by it or from any other transaction (including, without limitation, any such obligations which may be characterized as an account or contract right under the New York UCC), (b) all of such Credit Party's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, (c) all of such Credit Party's right to any goods represented by any of the foregoing (including, without limitation, unpaid sellers' rights to recission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to such Credit Party under all purchase orders and contracts for the sale or lease of goods or the performance of services or both by such Credit Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Credit Party) now or hereafter in existence, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

                  "Acquired Entity or Business" shall have the meaning provided in the definition of "Consolidated Net Income."

                  "Adjusted Net Book Value" shall mean the Net Book Value multiplied by the Net Book Value Applicable Margin.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" shall mean BTCo, in its capacity as Agent for the Lenders hereunder, and shall include any successor to the Agent appointed pursuant to Section 12.09.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended, renewed, refinanced or replaced from time to time.

                  "Applicable Base Rate Margin" shall mean (i) for the period from the Restatement Effective Date through but not including the first Start Date after the Restatement Effective Date, 1.250% and (ii) from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth in clause (A), (B), (C), (D), (E) or (F) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A), (B), (C), (D), (E) or (F) below, as the case may be, is met:

                  (A) 1.250% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 4.00:1:00;

                  (B) .875% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 4.00:1.00 and greater than 3.50:1.00;

                  (C) .625% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.50:1.00 and greater than 3.00:1.00;

                  (D) .375% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.00:1.00 and greater than 2.50:1:00;

                  (E) .250% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 2.50:1.00 and greater than 2.00:1.00; and

                  (F) 0% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 2.00:1.00.

Notwithstanding anything to the contrary above in this definition, the Applicable Base Rate Margin shall be 1.250% at all times when a Default or an Event of Default shall exist.

                  "Applicable Commitment Commission Percentage" shall mean (i) for the period from the Restatement Effective Date through but not including the first Start Date after the Restatement Effective Date, .500% and (ii) from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth in clause (A), (B), (C) or (D) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A), (B), (C) or (D) below, as the case may be, is met:

                  (A) .500% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 4.00:1:00;

                  (B) .375% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 4.00:1.00 and greater than 3.00:1.00;

                  (C) .250% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.00:1.00 and greater than 2.00:1.00; and

                  (D) .200% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 2.00:1.00.

Notwithstanding anything to the contrary contained above in this definition, the Applicable Commitment Commission Percentage shall be .500% at all times when a Default or an Event of Default shall exist.

                  "Applicable Eurodollar Rate Margin" shall mean (i) for the period from the Restatement Effective Date through but not including the first Start Date after the Restatement Effective Date, 2.250% and (ii) from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth in clause (A), (B), (C), (D), (E) or (F) below if, but only if, as of the Test Date for such Start Date the applicable condition set forth in clause (A), (B), (C), (D), (E) or (F) below, as the case may be, is met:

                  (A) 2.250% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 4.00:1.00;

                  (B) 1.875% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 4.00:1.00 and greater than 3.50:1.00;

                  (C) 1.625% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.50:1.00 and greater than 3.00:1.00;

                  (D) 1.375% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 3.00:1.00 and greater than 2.50:1.00;

                  (E) 1.250% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 2.50:1.00 and greater than 2.00:1.00; and

                  (F) 1.000% if, but only if, as of the Test Date for such Start Date the Leverage Ratio for the Test Period ended on such Test Date shall be less than or equal to 2.00:1.00.

Notwithstanding anything to the contrary above in this definition, the Applicable Eurodollar Rate Margin shall be 2.250% at all times when a Default or an Event of Default shall exist.

                  "Applicable Margin Period" shall mean each period which shall commence on the date on which the financial statements are delivered pursuant to
Section 8.01(b) or (c), as the case may be, and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to
Section 8.01(b) or (c) as the case may be, and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 8.01(b) or (c), as the case may be.

                  "Asset Sale" shall mean any sale, transfer or other disposition by the Company or any of its Subsidiaries to any Person (including by-way-of redemption by such Person) other than to the Company or a Wholly-Owned Subsidiary of the Company of any asset (including, without limitation, any capital stock or other securities of, or equity interests in, another Person) other than sales of assets pursuant to Sections 9.02(ii), (iii), (iv), (v), (vi) and (xi).

                  "Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit N (appropriately completed).

                  "Atlantic Properties" shall mean each of the properties owned by Neff Machinery located in Dade County, Florida, Broward County, Florida, Palm Beach County, Florida, Orange County, Florida, Lee County, Florida and Hillsborough County, Florida.

                  "Bankruptcy Code" shall have the meaning provided in Section 10.05.

                  "Base Rate" shall mean, at any time, the higher of (i) the Prime Lending Rate and (ii) 1/2 of 1% in excess of the Federal Funds Rate.

                  "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) each Revolving Loan designated or deemed designated as such by the respective Borrower at the time of the incurrence thereof or conversion thereto.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean (i) the borrowing of Swingline Loans from the Swingline Lender on a given date and (ii) the borrowing of one Type of Revolving Loan from all the Lenders on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, PROVIDED that Base Rate Loans incurred pursuant to
Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                  "Borrowing Base" shall mean, at any time, an amount determined from the Borrowing Base Certificate most recently delivered pursuant to Section 8.01(j) to be equal to the sum of: (I) for Eligible Financed Equipment, the Net Book Value or Adjusted Net Book Value, whichever is less at the time of any determination thereof, (II) 85% of Eligible Accounts of the Credit Parties and
(III) 60% of Eligible Parts Inventory of the Credit Parties.

                  "Borrowing Base Certificate" shall have the meaning provided in Section 8.01(j).

                  "BTCo" shall mean Bankers Trust Company, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City, New York, a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

                  "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, including, without duplication, the amount of all Capitalized Lease Obligations incurred by such Person.

                  "Capitalized Lease Obligations" shall mean, with respect to any Person, all rental obligations of such Person which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

                  "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof

(PROVIDED that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) Dollar denominated time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company having, a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Ratings Services or "A2" or the equivalent thereof from Moody's Investors Service, Inc. with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Services or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than one year after the date of acquisition by such Person, (v) marketable direct obligations issued by the District of Columbia or any State of the United States or any political subdivision of any such State or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc. and (vi) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 ET SEQ.

                  "Change of Control" shall mean (a) (i) prior to a Qualified Public Equity Offering, the Permitted Holders shall cease to own on a fully diluted basis in the aggregate at least 51% of the economic and voting interest in the Company's capital stock and (ii) from and after the consummation of a Qualified Public Equity Offering, (x) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as such term is defined in Section 13(d)(3) of the Securities Exchange Act) or group of related persons, together with any Affiliates thereof (other than the Permitted Holders or General Electric Capital Corporation and/or its Affiliates), becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act), directly or indirectly, of more than 25% of the voting stock of the Company (as determined on a fully diluted basis and measured by voting power rather than number of shares) or (y) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors, except as a result of the provisions regarding the election of members of the Board of Directors of the Company by holders of the Series A Preferred Stock in the event of dividend arrearages with respect thereto or (b) a "change of control" or similar event shall occur under the Existing Term Loan Agreement or the Senior Subordinated Note Documents.

                  "Chattel Paper" shall mean any "chattel paper," as such term is defined in the New York UCC, now owned or hereafter acquired by any Credit Party, wherever located.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect on the Restatement Effective Date and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean the Pledge Agreement Collateral, the Security Agreement Collateral, the Mortgaged Properties, the Leaseholds subject to the Collateral Assignment of Leases and all cash and Cash Equivalents delivered as collateral pursuant to Section 4.02 or 10.

                  "Collateral Agent" shall mean the Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

                  "Collateral Assignment of Lease" shall mean each collateral assignment of lease pursuant to which any Credit Party shall have granted to the Collateral Agent an assignment of such Credit Party's Leasehold interest described therein.

                  "Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04(b).

                  "Commitment Commission" shall have the meaning set forth in
Section 3.01.

                  "Company/Sub Guaranty" shall have the meaning provided in
Section 5.10.

                  "Company/Sub Pledge Agreement" shall have the meaning provided in Section 5.08.

                  "Consolidated EBIT" shall mean, for any period, Consolidated Net Income for such period before Consolidated Interest Expense and provision for taxes for such period and without giving effect (x) to any extraordinary gains or losses and (y) to any gains or losses from sales of assets other than from sales or rentals of inventory or equipment in the ordinary course of business.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by (x) adding thereto the amount of all amortization of intangibles, depreciation and other non-cash charges (net of non-cash credits) that were deducted (or added, in the case of non-cash credits) in arriving at Consolidated EBIT for such period (including deferred financing, legal and accounting costs associated with the Existing Credit Agreement, this Agreement, the IPO and the issuance of the Senior Subordinated Notes) and (y) subtracting therefrom the amount of all cash payments, cash charges or cash expenses in such period arising from any non-cash expenses or non-cash items that were added back in arriving to Consolidated EBIT in a previous period, PROVIDED that for the purposes of determining compliance with Sections 9.08 and 9.09, Consolidated EBITDA for each fiscal quarter of the Company ending on or prior to September 30, 1998 shall be increased by the amount set forth on
Schedule XII opposite such fiscal quarter.

                  "Consolidated Indebtedness" shall mean, at any time, the principal amount of all Indebtedness of the Company and its Subsidiaries at such time as determined on a consolidated basis.

                  "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA to Consolidated Interest Expense for such period.

                  "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Company and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Company and its Subsidiaries representing the interest factor for such period; PROVIDED that the amortization of deferred financing costs with respect to this Agreement the Existing Original Credit Agreement and the Senior Subordinated Notes shall be excluded from Consolidated Interest Expense to the extent same would otherwise have been included therein.

                  "Consolidated Net Income" shall mean, for any period, the net income (or loss) of the Company and its Subsidiaries for such period, determined on a consolidated basis (and after deductions for minority interests), provided that (i) the net income of any other Person which is not a Subsidiary of the Company or is accounted for by the Company by the equity method of accounting shall be included only to the extent of the payment of dividends or distributions by such other Person to the Company or a Subsidiary thereof during such period, (ii) the net income of any Subsidiary of the Company shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that net income is not at the time permitted by operation of the terms of its charter or any agreement, instrument or law applicable to such Subsidiary and (iii) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged or consolidated with the Company or any of its Subsidiaries shall (in each case) be excluded; PROVIDED that for purposes of determining the Leverage Ratio under this Agreement, there shall be included (to the extent not already included) in determining Consolidated Net Income for any period the net income (or loss) of any Person, business, property or asset acquired during such period pursuant to a Permitted Acquisition and not subsequently sold or otherwise disposed of by the Company or one of its Subsidiaries during such period (each such Person, business, property or asset acquired and not subsequently disposed of during such period, an "Acquired Entity or Business"), in each case based on the actual net income (or loss) of such Acquired Entity or Business for the entire period (including the portion thereof occurring prior to such acquisition).

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person as a result of such Person being a general partner of the other Person, unless the underlying obligation is expressly made non-recourse as to such general partner, and any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the directors of the Company on the Restatement Effective Date and each other director if such director's nomination for election to the Board of Directors of the Company is recommended by a majority of the then Continuing Directors.

                  "Continuing Lender" shall mean each Existing Lender with a Commitment under this Agreement.

                  "Contracts" shall mean all the contracts, undertakings or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Credit Party may now or hereafter have right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

                  "Copyrights" shall mean any U.S. copyright to which any Credit Party now or hereafter has title, as well as any application for a U.S. copyright hereafter made by any Credit Party.

                  "Cost" shall mean, in respect of the cost of acquisition by any Credit Party of any Financed Equipment, the net cost of such Financed Equipment to such Credit Party after all cash and other discounts, premiums, rebates, advertising and other allowances and all other discounts or other allowances which may be allowed or taken by such Credit Party against the purchase price for such Financed Equipment .

                  "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, the Company/Sub Guaranty and each Security Document.

                  "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

                  "Credit Party" shall mean the Company and each Subsidiary Guarantor (including Neff Rental and Neff Machinery).

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

                  "Dividend" shall mean, with respect to any Person, that such Person has declared or paid a dividend or returned any equity capital to its stockholders or partners or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders or partners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any shares of any class of its capital stock or any partnership interests outstanding on or after the Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock or any partnership interests of such Person outstanding on or after the Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Domestic Subsidiary" shall mean each Subsidiary of the Company that is incorporated under the laws of the United States or any State or territory thereof.

                  "Drawing" shall have the meaning provided in Section 2.05(b).

                  "Eligible Accounts" shall mean such Accounts of each of the Credit Parties which are not determined by the Agent, in its judgment, to be ineligible as the basis for extensions of credit under this Agreement, based on the criteria set forth below. In determining whether an Account of any of the Credit Parties constitutes an Eligible Account, the Agent shall not include (and the term "Eligible Accounts" shall not include) any Account of any Credit Party:

                  (a) that does not arise from the sale or lease of goods or rendition of services by such Borrower in the ordinary course of its business;

                  (b) upon which (i) such Credit Party's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) such Credit Party is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

                  (c) against which, or against any contract or agreement pursuant to which such Account arises, is asserted or may be asserted any defense, counterclaim or set-off, whether well-founded or otherwise;

                  (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold or leased or service rendered and accepted by the Account Debtor obligated upon such Account;

                  (e) with respect to which an invoice complying with the terms of the Security Documents has not been sent to the Account Debtor;

                  (f) that is not owned by such Borrower or is subject to any right, claim or interest of another, other than the Lien in favor of Collateral Agent for the benefit of the Secured Creditors and the junior Lien in favor of the lenders under the Existing Term Loan Agreement;

                  (g) that arises from a sale of goods to, or performance of services for, an employee, Affiliate or Subsidiary of any Credit Party, or an entity which has common officers or directors with any Credit Party (including, without limitation, any Intercompany Loans) other than Accounts that arise from the sale or lease of goods to, or the performance of services for, MasTec, Inc. and/or Church & Tower, Inc., PROVIDED that (i) such sale or lease or performance of services is in the ordinary course of business and on terms an conditions substantially as favorable to such Credit Party as would reasonably be obtained by such Credit Party in a comparable arm's length transaction with a Person other than an Affiliate, (ii) such Account otherwise constitutes an Eligible Account, and (iii) as of the date of any determination thereof, the aggregate amount of all such Accounts owing by MasTec, Inc. and/or Church & Tower, Inc. does not exceed the lesser of (i) 10% or (ii) $2,000,000 of all Eligible Accounts of such Credit Party;

                  (h) that is the obligation of an Account Debtor that is the federal government or a political subdivision thereof or any state or local government or any political subdivision thereof unless the Agent or the Required Lenders have agreed to the contrary and such Credit Party has complied with the Federal Assignment of Claims Acts of 1940, and any amendments thereto, with respect to such obligation or any other applicable law or regulation regarding the assignment of such obligation;

                  (i) that is the obligation of an Account Debtor located in a foreign country unless the sale of goods giving rise to the Account is on a letter of credit or other credit support satisfactory to Agent and the Agent's security interest in or assignment of such Account and letter of credit support is duly and properly created and/or perfected to the Agent's satisfaction, or the sale represented by such Account is denominated in other than Dollars or is payable outside the United States;

                  (j) that is the obligation of an Account Debtor to whom such Credit Party is or may become liable for goods sold or services rendered by the Account Debtor to such Credit Party;

                  (k) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;

                  (l) that is in default, it being understood and agreed that an Account shall be deemed in default upon the occurrence of any of the following:

                          (i) the Account is not paid within the earlier of 90
                  days from its due date or 120 days from the date of the original invoice therefor;

                          (ii) the sale represented by such Account is subject
                  to any material claim or dispute by the Person to whom or to which it was made;

                          (iii) if any Account Debtor obligated upon such
                  Account suspends its business, becomes insolvent, makes a general assignment for the benefit of its creditors, or fails to pay its debts generally as they come due; or

                          (iv) if any petition is filed by or against any
                  Account Debtor obligated upon such Account under any bankruptcy law or any other national, state or provincial receivership, insolvency relief or other law or laws for the relief of debtors;

                  (m) which is the obligation of an Account Debtor as to which 50% or more of the dollar value of the Accounts owed by such Account Debtor, in the aggregate, to any or all of the Credit Parties have become, or have been determined by Agent to be, ineligible;

                  (n) the sale represented by such Account is on terms longer than 90 days from the date of invoice;

                  (o) which arises from any bill-and-hold or other sale of goods which remain in such Credit Party's possession or under such Credit Party's control.

                  (p) as to which the Lien of the Collateral Agent therein is not a first priority perfected security interest;

                  (q) to the extent such Account exceeds any credit limit established by the Agent with respect to any Account Debtor from time to time (it being understood that any reduction in a credit limit for an Account Debtor shall be based upon such Account Debtor's financial and business condition at such time as reasonably determined by the Agent);

                  (r) that fails to meet or violates any of such Credit Party's representations, warranties or covenants contained in this Agreement or any other Credit Document;

                  (s) with respect to which the Account Debtor is located in any state in which the applicable Credit Party must be qualified to do business or file or maintain an effective Notice of Business Activities Report in order for such Credit Party to enforce and collect such Account against such Account Debtor, unless such Credit Party has qualified to do business in such state or filed and maintained effective a Notice of Business Activities Report with the appropriate office or agency in such state for the then current year; or

                  (t) that is not otherwise acceptable in the reasonable judgment of the Agent, based upon such credit and collateral considerations as the Agent may deem appropriate from time to time.

                  "Eligible Financed Equipment" shall mean such Financed Equipment of any Credit Party which is not determined by the Agent, in its judgment to be, ineligible as the basis for extensions of credit under this Agreement based on the criteria set forth below. In determining whether any Financed Equipment of any Credit Party constitutes Eligible Financed Equipment, the Agent shall not include (and the term "Eligible Financed Equipment" shall not include) any Financed Equipment of such Credit Party:

                  (a) which is not owned solely by such Credit Party or as to which such Credit Party does not have good, valid and marketable title thereto.

                  (b) as to which the Lien of the Collateral Agent therein is not a first priority perfected security interest;

                  (c)  which is not located in the United States;

                  (d)  which is obsolete, unmerchantable or slow moving;

                  (e) that fails to meet or violates any of such Credit Party's representations, warranties or covenants contained in this Agreement or in any other Credit Document; and

                  (f) which does not meet such additional standards of eligibility for Eligible Financed Equipment as shall be imposed by the Agent in its reasonable discretion or which is not otherwise acceptable to the Agent in its reasonable discretion.

                  "Eligible Parts Inventory" shall mean such Parts Inventory of the Credit Parties which are not determined by the Agent, in its judgment to be, ineligible as the basis for extensions of credit under this Agreement based on the criteria set forth below. In determining whether Parts Inventory of any Credit Party constitutes Eligible Parts Inventory, the Agent shall not include (and the term "Eligible Parts Inventory" shall not include) any Parts Inventory of such Credit Party:

                  (a) which is not owned solely by such Credit Party or as to which such Credit Party does not have good, valid and marketable title;

                  (b) as to which the Lien of the Collateral Agent therein is not a first priority perfected security interest;

                  (c) which Parts Inventory is not located in the United States;

                  (d) which Parts Inventory is obsolete, unmerchantable or slow moving;

                  (e) that fails to meet or violates any of such Credit Party's representations, warranties or covenants contained in this Agreement or any other Credit Document; and

                  (f) which Parts Inventory does not meet such additional standards of eligiblity for Eligible Parts Inventory as shall be imposed by the Agent in its reasonable discretion or which is not otherwise acceptable to the Agent in its reasonable discretion.

                  "Eligible Transferee" shall mean and include a commercial bank, financial institution, any fund that invests in loans or any other "accredited investor" (as defined in Regulation D of the Securities Act).

                  "End Date" shall mean, for any Applicable Margin Period, the last day of such Applicable Margin Period.

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings (of which the Borrower or any of its Subsidiaries has notice) relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                  "Environmental Law" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written and binding policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 ET SEQ.; the Clean Air Act, 42 U.S.C. ss. 7401 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. ss. 3803 ET SEQ.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 ET SEQ.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001 ET SEQ.; the Hazardous Material Transportation Act, 49 U.S.C. ss. 1801 ET SEQ.; and the Occupational Safety and Health Act, 29 U.S.C. ss. 651 ET SEQ.; and any state and local or foreign counterparts or equivalents (to the extent applicable), in each case as amended from time to time.

                  "Equipment" shall mean any "equipment" as such term is defined in the New York UCC, and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles and any and all additions, accessions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect on the Restatement Effective Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Company or a Subsidiary of the Company would be deemed to be a "single employer" (i) within the meaning of
Section 414(b), (c), (m) or (o) of the Code or (ii) as a result of the Company or a Subsidiary of the Company being or having been a general partner of such person.

                  "Eurodollar Loan" shall mean each Revolving Loan designated as such by the respective Borrower at the time of the incurrence thereof or conversion thereto.

                  "Eurodollar Rate" shall mean (a) the offered quotation to first-class banks in the New York interbank Eurodollar market by BTCo for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of BTCo with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

                  "Event of Default" shall have the meaning provided in Section 10.

                  "Existing Agent" shall mean the Agent under, and as defined in, the Existing Credit Agreement.

                  "Existing Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

                  "Existing Indebtedness" shall have the meaning provided in
Section 7.21.

                  "Existing Lenders" shall mean each Person which was a Lender under, and as defined in, the Existing Credit Agreement.

                  "Existing Loans" shall mean shall mean the Advances under, and as defined in, the Existing Credit Agreement.

                  "Existing Revolving Loans" shall mean the "Revolving Credit Loans" under, and as defined in, the Existing Credit Agreement.

                  "Existing Swingline Loans" shall mean the "Swingline Loans" under, and as defined in, the Existing Credit Agreement.

                  "Existing Term Loan Agent" shall mean the Agent under, and as defined in, the Existing Term Loan Agreement.

                  "Existing Term Loan Agreement" shall mean the Credit Agreement, dated as of December 31, 1997, among the Company, Neff Machinery, Neff Rental, the financial institutions party thereto, General Electric Capital Corporation, as agent, and BTCo, as syndication agent.

                  "Existing Term Loan Lenders" shall mean each Person which is a Lender under, and as defined in, the Existing Term Loan Agreement.

                  "Facing Fee" shall have the meaning provided in Section
3.01(c).

                  "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                  "Final Maturity Date" shall mean October 31, 1998, provided, in the event that all loans, together with all accrued and unpaid interest and fees thereon, under the Existing Term Loan Agreement are repaid in full with the proceeds received by the Company in connection with the IPO prior to October 31, 1998, the Final Maturity Date shall instead mean April 30, 2003, PROVIDED, HOWEVER, in any event, if any Series A Preferred Stock is outstanding on June 30, 2002, the Final Maturity Date shall instead be June 30, 2002.

                  "Financed Equipment" shall mean New or Used Equipment which is of a type offered for sale or lease by any Credit Party in the ordinary course of business as conducted by such Credit Party at the Restatement Effective Date.

                  "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Company or any one or more of its Subsidiaries primarily for the benefit of employees of the Company or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign Subsidiary" shall mean each Subsidiary of the Company which is not a Domestic Subsidiary.

                  "General Intangibles" shall mean any "general intangibles," as such term is defined in the New York UCC, now owned or hereafter acquired by any Credit Party and, in any event, including, without limitation, all right, title and interest which such Credit Party may now or hereafter have in or under any Contract, all customer lists, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any Intellectual Property but excluding any excess of cost over purchased net assets), all rights and claims in or under insurance policies (including, without limitation, insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, and other bank accounts, rights to receive tax refunds and other payments and rights of indemnification.

                  "Guarantor" shall mean each of the Company and each Subsidiary Guarantor.

                  "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any governmental authority.

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (PROVIDED, that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the fair market value of the property to which such Lien relates as determined in good faith by such Person), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, I.E., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement. Notwithstanding the foregoing, Indebtedness shall not include trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person.

                  "Instruments" shall mean any "instrument," as such term is defined in the New York UCC, now owned or hereafter acquired by any Credit Party, wherever located and in any event all certificated securities, certificates of deposit and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of writings that constitute, Chattel Paper.

                  "Intellectual Property" shall mean, collectively, all Trademarks, all Patents, all Copyrights and all Licenses now held or hereafter acquired by any Credit Party, together with all franchises, tax refund claims, rights of indemnification, payments under insurance, indemnities, warranties and guarantees payable with respect to the foregoing.

                  "Intercompany Loan" shall mean any intercompany loan or advance between or among the Company and its Subsidiaries.

                  "Intercompany Note" shall mean a promissory note, in the form of Exhibit O or such other form as may be reasonably acceptable to the Agent, in either case evidencing Intercompany Loans, PROVIDED that any Intercompany Note in which any Credit Party is the obligor and the obligee is not a Credit Party shall contain the subordination provisions set forth in Annex A to Exhibit O.

                  "Intercreditor Agreement" shall have the meaning provided in
Section 5.12.

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                  "Inventory" shall mean any "inventory," as such term is defined in the New York UCC, now or hereafter owned or acquired by, any Credit Party, wherever located, and, in any event, including, without limitation, inventory, merchandise, goods and other personal property which are held by or on behalf of such Credit Party for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in any Credit Party's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including, without limitation, other supplies, and all accessions and additions thereto and all documents of title covering any of the foregoing.

                  "Investments" shall have the meaning provided in Section 9.05.

                  "IPO" shall mean the consummation by the Company of a registered initial public offering of its Class A common stock under the Securities Act.

                  "Issuing Lender" shall mean BTCo and any other Lender which at the request of the Company and with the consent of the Agent agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section 2.

                  "John Deere" shall mean any of John Deere Industrial Equipment Company, John Deere Company, Deere & Com., or any subsidiary, parent, affiliate or division of any such entity.

                  "John Deere Property" shall mean (i) machines manufactured and/or distributed by John Deere which bear the trademark or tradename "John Deere" or "Deere" and (ii) attachments manufactured and/or distributed by John Deere and which bear the trademark or tradename "John Deere" or "Deere".

                  "John Deere Subordination Agreement" shall mean that certain Subordination Agreement between John Deere and BTCo (as successor in interest to General Electric Capital Corporation), as such agreement is in efffect on the date hereof, and as the same may be amended from time to time with the consent of the Required Lenders.

                  "L/C Supportable Obligations" shall mean (i) obligations of the Company or any of its Subsidiaries incurred in the ordinary course of business and (ii) such other obligations of the Company or any of its Subsidiaries as are reasonably acceptable to the respective Issuing Lender and otherwise permitted to exist pursuant to the terms of this Agreement.

                  "Leaseholds" of any Person shall mean all the right, title and interest of such Person as lessee in, to and under leases of land, improvements and/or fixtures.

                  "Lender" shall mean each financial institution listed on
Schedule I, as well as any Person which becomes a "Lender" hereunder pursuant to
Section 1.13 or 13.04(b).

                  "Lender Default" shall mean (i) the refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing required to be made available by it hereunder (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Lender having notified in writing the respective Borrower and/or the Agent that such Lender does not intend to comply with its obligations under Section 1.01(a), 1.01(c) or 2, in the case of either clause (i) or (ii) as a result of any takeover or control (including, without limitation, as a result of the occurrence of any event of the type described in Section 10.05 with respect to such Lender) of such Lender by any regulatory authority or agency.

                  "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                  "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit at such time and (ii) the amount of all Unpaid Drawings at such time.

                  "Letter of Credit Request" shall have the meaning provided in
Section 2.03(a).

                  "Leverage Ratio" shall mean, at any time, the ratio of Consolidated Indebtedness at such time to Consolidated EBITDA for the Test Period then most recently ended.

                  "License" shall mean any Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Credit Party.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                  "Loan" shall mean each Revolving Loan and each Swingline Loan.

                  "Mandatory Borrowing" shall have the meaning provided in
Section 1.01(c).

                  "Margin Stock" shall have the meaning provided in Regulation
U.

                  "Mas Shareholders" shall mean Jorge Mas, Juan Mas and Jose
Mas.

                  "Maximum Swingline Amount" shall mean $10,000,000.

                  "Minimum Borrowing Amount" shall mean (i) for Revolving Loans, $2,500,000 and (ii) for Swingline Loans, $250,000.

                  "Mortgage" shall mean each mortgage, deed to secure debt or deed of trust pursuant to which any Credit Party shall have granted to the Collateral Agent a mortgage lien on such Credit Party's Mortgaged Property.

                  "Mortgage Policies" shall have the meaning provided in Section 5.11.

                  "Mortgaged Property" shall mean each parcel of Real Property owned or leased by any Credit Party which in encumbered by a Mortgage.

                  "NAIC" shall mean the National Association of Insurance Commissioners.

                  "Neff Machinery" shall have the meaning provided in the first paragraph of this Agreement.

                  "Neff Rental" shall have the meaning provided in the first paragraph of this Agreement.

                  "Net Book Value" shall mean Cost minus accumulated depreciation that is calculated (i) in accordance with generally accepted accounting principles and (ii) consistently with the applicable Credit Party's accounting practices in place on the Replacement Effective Date.

                  "Net Book Value Applicable Margin" shall mean the lesser of
(i) to the extent the Orderly Liquidation Value is less than the Net Book Value as determined by a Test Sample, an amount equal to the aggregate Orderly Liquidation Value of the Test Sample divided by the Net Book Value of the same Test Sample or (ii) one.

                  "Net Debt Proceeds" shall mean, with respect to any incurrence of Indebtedness for borrowed money, the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) received by the respective Person from the respective incurrence of such Indebtedness for borrowed money.

                  "Net Equity Proceeds" shall mean, with respect to each issuance or sale of any equity by any Person or any capital contribution to such Person, the cash proceeds (net of underwriting discounts and commissions and other costs associated therewith) received by such Person from the respective sale or issuance of its equity or from the respective capital contribution.

                  "Net Insurance Proceeds" shall mean, with respect to any Recovery Event, the cash proceeds (net of reasonable costs and taxes incurred in connection with such Recovery Event) received by the respective Person in connection with the respective Recovery Event.

                  "Net Sale Proceeds" shall mean, for any Asset Sale, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such Asset Sale, net of the reasonable costs of such sale (including fees and commissions, payments of unassumed liabilities relating to the assets sold and required payments of any Indebtedness which is secured by the respective assets which were sold), and the incremental taxes paid or payable as a result of such Asset Sale.

                  "New" shall mean, when used with reference to any item of Inventory, Inventory which has not been sold, leased or otherwise disposed of since its original shipment to the respective Credit Party and, upon its original shipment to such Credit Party, such items had not been used for demonstration or rental in excess of an aggregate of 200 hours. Once any item of Inventory has been designated as New, the item of Inventory shall remain designated New for the purpose of calculating the Borrowing Base until otherwise disposed.

                  "New Lender" shall mean each of the Persons listed on Schedule I hereto which is not a Continuing Lender.

                  "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

                  "Note" shall mean each Revolving Note and the Swingline Note.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                  "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                  "Notice Office" shall mean the office of the Agent located at 130 Liberty Street, New York, New York 10006, Attention: Virag Patel or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

                  "Obligations" shall mean all amounts owing to the Agent, the Collateral Agent, any Issuing Lender or any Lender pursuant to the terms of this Agreement or any other Credit Document.

                  "Orderly Liquidation Value" of any asset shall mean, as determined by a desk top professional opinion of Max Rouse & Sons, Inc. or other appraisal company of similar qualifications and standing acceptable to the Agent, an expected gross dollar amount to be realized at an orderly negotiated sale of such asset held within a reasonable period of time as of the date of such opinion.

                  "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

                  "Participant" shall have the meaning provided in Section 2.04(a).

                  "Parts Inventory" shall mean Inventory owned by any Credit Party which is comprised of parts for Inventory sold or leased by such Credit Party in the ordinary course of its business, which parts are not incorporated or installed in or on, or affixed or appurtenant to, any such Inventory or to any other property and which parts are new, unused, in good condition and are resalable as new products without repackaging or reconditioning.

                  "Patent License" shall mean rights under any written agreement now or hereafter acquired by any Credit Party granting any right with respect to any invention on which a Patent is in existence.

                  "Patents" shall mean all of the following in which any Credit Party now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country, and
(ii) all reissues, divisions, continuations, continuations-in-part or extensions thereof.

                  "Payment Office" shall mean the office of the Agent located at 130 Liberty Street, New York, New York 10006, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Commitment of such Lender at such time and the denominator of which is the Total Commitment at such time, PROVIDED that if the Percentage of any Lender is to be determined after the Total Commitment has been terminated, then the Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

                  "Permitted Acquisition" shall have the meaning provided in
Section 9.02(x).

                  "Permitted Encumbrances" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the Mortgage Policy delivered with respect thereto, all of which exceptions must be reasonably acceptable to the Agent in its reasonable discretion.

                  "Permitted Holders" shall mean (x) Santos Fund L.L.P., Santos Capital Advisors, Inc. and/or their respective Affiliates and/or (y) (a) the Mas Shareholders and Kevin Fitzgerald, or any one or more of them, or members of any such Person's respective immediate family (including parents, spouse, children and siblings) or (b) a trust for the benefit of the Mas Shareholders or Kevin Fitzgerald, or any one of them, or members of their respective immediate family, which trust is under the control of the Mas Shareholders or Kevin Fitzgerald, as the case may be, or any one or more of them, or members of their respective immediate family.

                  "Permitted Liens" shall have the meaning provided in Section 9.01.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Company or a Subsidiary of the Company or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Company, or a Subsidiary of the Company or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Pledge Agreement" shall mean and include each of the Company/Sub Pledge Agreement and the Shareholders Pledge Agreement.

                  "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the respective Pledge Agreement.

                  "Pledged Securities" shall mean, in the case of (x) the Company/Sub Pledge Agreement, all "Pledged Securities" as defined in the Company/Sub Pledge Agreement and (y) the Shareholders Pledge Agreement, all Pledged Stock.

                  "Pledgee" shall have the meaning provided in the respective Pledge Agreement.

                  "Pledged Stock" shall mean all "Pledged Stock" as defined in the respective Pledge Agreement.

                  "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Projections" shall mean the projections which were prepared by the Company for the period ending on December 31, 2002 and which were delivered to the Lenders on or about March 31, 1998.

                  "Qualified Preferred Stock" shall mean (x) any preferred stock of the Company so long as the terms of any such preferred stock (i) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before December 31, 2004, (ii) do not require the cash payment of dividends, (iii) do not contain any covenants, (iv) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the Company, or liquidations involving the Company, and (v) are otherwise reasonably satisfactory to the Agent and (y) the Company's Series A Preferred Stock as constituted on the Restatement Effective Date.

                  "Qualified Public Equity Offering" means a bona fide underwritten sale to the public of common stock of the Company pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of the Company or any of its Subsidiaries, as the case may be) that is declared effective by the SEC and such offering results in gross cash proceeds to the Company (exclusive of underwriter's discounts and commissions and other expenses) of at least $35,000,000.

                  "Quarterly Payment Date" shall mean the last Business Day of each June, September, December and March occurring after the Restatement Effective Date.

                  "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C.ss. 6901 ET SEQ.

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Recovery Event" shall mean the receipt by the Company or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable (i) by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of the Company or any of its Subsidiaries and (ii) under any policy of insurance required to be maintained under Section 8.03.

                  "Register" shall have the meaning provided in Section 13.15.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Release" shall mean the disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring or migrating, into or upon any land or water or air, or otherwise entering into the environment.

                  "Rental Account Party" shall have the meaning provided in
Section 9.02(iii).

                  "Replaced Lender" shall have the meaning provided in Section 1.13.

                  "Replacement Lender" shall have the meaning provided in
Section 1.13.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

                  "Required Lenders" shall mean Non-Defaulting Lenders the sum of whose Commitments (or after the termination thereof, outstanding Revolving Loans and Percentages of outstanding Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of the Total Commitment less the Commitments of all Defaulting Lenders (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Percentages of Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

                  "Restatement Effective Date" shall have the meaning provided in Section 13.10.

                  "Revolving Loan" shall have the meaning provided in Section 1.01(a).

                  "Revolving Note" shall have the meaning provided in Section 1.05(a).

                  "SEC" shall have the meaning provided in Section 8.01(h).

                  "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b)(ii).

                  "Secured Creditors" shall have the meaning assigned that term in the respective Security Documents.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Security Agreement" shall have the meaning provided in
Section 5.09.

                  "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

                  "Security Document" shall mean and include each of the Security Agreement, each Pledge Agreement, each Collateral Assignment of Lease, the Intercreditor Agreement and, after the execution and delivery thereof, each Mortgage.

                  "Senior Subordinated Note Documents" shall mean the Senior Subordinated Notes, any indenture or purchase agreement pursuant to which such notes are issued and the other documents associated therewith.

                  "Senior Subordinated Notes" shall mean unsecured subordinated debt securities of the Company issued pursuant to a registration statement under the Securities Act or pursuant to Rule 144A thereunder.

                  "Series A Preferred Stock" shall have the meaning provided in
Section 7.13.

                  "Shareholders Pledge Agreement" shall have the meaning provided in Section 5.08.

                  "Start Date" shall mean, with respect to any Applicable Margin Period, the first day of such Applicable Margin Period.

                  "Stated Amount" of each Letter of Credit shall mean, at any time, the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Subsidiary Guarantor" shall mean each Wholly-Owned Domestic Subsidiary of the Company and, to the extent required by Section 8.11, each Wholly-Owned Foreign Subsidiary of the Company.

                  "Sullair Argentina" shall mean Sullair Argentina S.A., a corporation organized under the Republic of Argentina.

                  "Supermajority Lenders" shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if the percentage "50%" contained therein were changed to "66 2/3%".

                  "Swingline Expiry Date" shall mean that date which is five Business Days prior to the Final Maturity Date.

                  "Swingline Lender" shall mean BTCo.

                  "Swingline Loan" shall have the meaning provided in Section 1.01(b).

                  "Swingline Note" shall have the meaning provided in Section 1.05(a).

                  "Taxes" shall have the meaning provided in Section 4.04(a).

                  "Tax Benefit" shall have the meaning provided in Section 4.04(c).

                  "Test Date" shall mean, with respect to any Start Date, the last day of the most recent fiscal quarter of the Company ended immediately prior to such Start Date.

                  "Test Period" shall mean the four consecutive fiscal quarters of the Company then last ended (in each case taken as one accounting period).

                  "Test Sample" shall mean a sampling of Eligible Financed Equipment in which (i) the Company provides the Agent with a list of all Eligible Financed Equipment five Business Days prior to the submission of each quarterly Borrowing Base calculation, (ii) the Agent selects 100 pieces of Equipment from such list, (iii) the Company provides supporting evidence supporting evidence as to the component breakdown on such Equipment (e.g., attachments) and (iv) the Agent determines the Orderly Liquidation Value of such Equipment for the purposes of determining the Net Book Value Applicable Margin.

                  "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders.

                  "Total Unutilized Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Commitment then in effect less
(y) the sum of the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of all Letter of Credit Outstandings.

                  "Trademark License" shall mean any rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right to use any Trademark or Trademark registration.

                  "Trademarks" shall mean all of the following now owned or hereafter acquired by any Credit Party: (i) all common law and statutory trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar agency of the United States, and State or Territory thereof, or any other country or any political subdivision thereof,
(ii) all reissues, extensions or renewals thereof, and (iii) all licenses thereunder and together with the goodwill associated with and symbolized by such trademark.

                  "Type" shall mean the type of Revolving Loan determined with regard to the interest option applicable thereto, I.E., whether a Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No. 87, exceeds the sum of (i) the market value of the assets allocable thereto and (ii) $100,000.

                  "United States" and "U.S." shall each mean the United States of America.

                  "Unpaid Drawing" shall have the meaning provided for in
Section 2.05(a).

                  "Unutilized Commitment" shall mean, with respect to any Lender at any time, such Lender's Commitment at such time less the sum of (i) the aggregate outstanding principal amount of all Revolving Loans made by such Lender at such time and (ii) such Lender's Percentage of the Letter of Credit Outstandings at such time.

                  "Used" shall mean, when used with reference to any item of Inventory, Inventory which has been taken in trade by any Credit Party for any new Inventory sold by such Credit Party and which has been previous to such trade-in, sold, leased or otherwise disposed of since its original shipment from the manufacturer to any Credit Party or any other party. Once any item of Inventory has been designated as Used, the item of Inventory shall remain designated as Used for the purpose of calculating the Borrowing Base until otherwise disposed.

                  "Wholly-Owned Domestic Subsidiary" shall mean each Domestic Subsidiary of the Company that is also a Wholly-Owned Subsidiary of the Company.

                  "Wholly-Owned Foreign Subsidiary" shall mean each Foreign Subsidiary of the Company that is also a Wholly-Owned Subsidiary of the Company.

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  SECTION 12. THE AGENT.

                  12.01 APPOINTMENT. The Lenders hereby irrevocably designate BTCo as Agent (for purposes of this Section 12, the term "Agent" also shall include BTCo in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on their behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its officers, directors, agents, employees or affiliates.

                  12.02 NATURE OF DUTIES. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Agent nor any of its officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                  12.03 LACK OF RELIANCE ON THE AGENT. Independently and without reliance upon the Agent, each Lender and the holder of each Note, to the extent it deemed or deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Company and its Subsidiaries and, except as expressly provided in this Agreement, the Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Company or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Company or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  12.04 CERTAIN RIGHTS OF THE AGENT. If the Agent shall request instructions from the Required Lenders or all of the Lenders, as applicable, with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders or all of the Lenders, as applicable; and the Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders or all of the Lenders, as applicable.

                  12.05 RELIANCE. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Agent.

                  12.06 INDEMNIFICATION. To the extent the Agent is not reimbursed and indemnified by the Company or any of its Subsidiaries, the Lenders will reimburse and indemnify the Agent in proportion to their respective "percentage" as used in determining the Required Lenders for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its duties hereunder or under any other Credit Document or in any way relating to or arising out of this Agreement or any other Credit Document; PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Agent's gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction).

                  12.07 THE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, the Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "Supermajority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to, any Credit Party or any Affiliate of any Credit Party (or any Person engaged in a similar business with any Credit Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party or any Affiliate of any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                  12.08 HOLDERS. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  12.09 RESIGNATION BY THE AGENT. (a) The Agent may resign from the performance of all its respective functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Lenders. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation by the Agent, the Required Lenders shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Company, which acceptance shall not be unreasonably withheld or delayed (provided that the Company's approval shall not be required if an Event of Default then exists).

                  (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the Agent with the consent of the Company (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

                  (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Agent, the Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

                  SECTION 13. MISCELLANEOUS.

                  13.01 PAYMENT OF EXPENSES, ETC. The Borrowers jointly and severally shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local counsel) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Agent in connection with its syndication efforts with respect to this Agreement and of the Agent and, after the occurrence of an Event of Default, each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings (including, without limitation, in each case, the reasonable fees and disbursements of counsel for the Agent and, after the occurrence of an Event of Default, for each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify the Agent and each Lender, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Agent or any Lender is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of any Credit Party) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any of the transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned, leased or at any time operated by the Company or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials by the Company or any of its Subsidiaries at any location, whether or not owned, leased or operated by the Company or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Company, any of its Subsidiaries or any Real Property owned, leased or at any time operated by the Company or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence, bad faith or willful misconduct of the Person to be indemnified (as finally determined by a court of competent jurisdiction)). To the extent that the undertaking to indemnify, pay or hold harmless the Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                  13.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of the Credit Parties to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit

Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  13.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to any Lender, at its address specified on Schedule II; and if to the Agent, at the Notice Office; or, as to any Credit Party or the Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrowers and the Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Agent and any Borrower shall not be effective until received by the Agent or such Borrower, as the case may be.

                  13.04 BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, no Borrower may assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of each of the Lenders and, PROVIDED FURTHER, that, although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitment hereunder except as provided in Section 1.13 or 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, PROVIDED FURTHER, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Revolving Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Final Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees for purposes of this clause (i)), or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment, shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Revolving Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) supporting the Revolving Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation.

                  (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitment and related outstanding Obligations hereunder to (i) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitment or Commitments and related outstanding Obligations hereunder to one or more Eligible Transferees (treating any fund that invests in loans and any other fund that invests in loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, PROVIDED that, (i) at such time
Schedule I shall be deemed modified to reflect the Commitments of such new Lender and of the existing Lenders, (ii) upon the surrender of the relevant Revolving Note by the assigning Lender (or, upon such assigning Lender's indemnifying the respective Borrower for any lost Revolving Note pursuant to a customary indemnification agreement) a new Revolving Note will be issued, at the respective Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Revolving Note to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments and/or outstanding Revolving Loans, as the case may be, (iii) the consent of the Agent shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) above (which consent shall not be unreasonably withheld or delayed), (iv) the Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and (v) no such transfer or assignment will be effective until recorded by the Agent on the Register pursuant to Section 13.15. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitment and outstanding Revolving Loans. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Company the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitment and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under
Section 1.10, 2.06 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Revolving Loans and Revolving Note hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Agent, any Lender which is a fund may pledge all or any portion of its Revolving Loans and Revolving Note to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

                  13.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Agent, the Collateral Agent, any Issuing Lender or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrowers or any other Credit Party and the Agent, the Collateral Agent, any Issuing Lender or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Agent, the Collateral Agent, any Issuing Lender or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, the Collateral Agent, any Issuing Lender or any Lender to any other or further action in any circumstances without notice or demand.

                  13.06 PAYMENTS PRO RATA. (a) Except as otherwise provided in this Agreement, the Agent agrees that promptly after its receipt of each payment from or on behalf of a Borrower in respect of any Obligations hereunder, the Agent shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its PRO RATA share of any such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Revolving Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

                  13.07 CALCULATIONS; COMPUTATIONS; ACCOUNTING TERMS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Company to the Lenders); provided that, except as otherwise specifically provided herein, all computations and all definitions used in determining compliance with Sections 9.07 through 9.09, inclusive, and all computations used in determining the interest rates and fees hereunder, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements of the Company referred to in Section 7.05(a).

                  (b) All computations of interest, Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day; except that in the case of Letter of Credit Fees and Facing Fees, the last day shall be included) occurring in the period for which such interest, Commitment Commission or Fees are payable.

                  13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER IT. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN ANY OTHER JURISDICTION.

                  (b) EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  13.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Agent.

                  13.10 EFFECTIVENESS. (a) This Agreement shall become effective on the date (the "Restatement Effective Date") on which (i) each Borrower, the Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent at the Notice Office or, in the case of the Lenders, shall have given to the Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it and (ii) the conditions set forth in Section 5 are met to the reasonable satisfaction of the Agent and the Required Lenders. Unless the Agent has received actual notice from any Lender that the conditions contained in Section 5 have not been met to its reasonable satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Restatement Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Restatement Effective Date shall not release any Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 5). The Agent will give each Borrower and each Lender prompt written notice of the occurrence of the Restatement Effective Date.

                  (b) On the Restatement Effective Date, each New Lender and each Continuing Lender shall have delivered to the Agent for the account of the respective Borrower an amount equal to (i) in the case of each New Lender, the Revolving Loans to be made by such New Lender on the Restatement Effective Date and (ii) in the case of each Continuing Lender, the amount by which the principal amount of Revolving Loans to be made by such Continuing Lender on the Restatement Effective Date exceeds the amount of the Existing Loans of such Continuing Lender outstanding on the Restatement Effective Date. Notwithstanding anything to the contrary con-tained in this Section 13.10(b), in satisfying the foregoing condition, unless the Agent shall have been notified by any Lender prior to the occurrence of the Restatement Effective Date that such Lender does not intend to make available to the Agent such Lender's Revolving Loans required to be made by it on such date, then the Agent may in reliance on such assumption, make available to the respective Borrower the corresponding amounts in accordance with the provisions of Section 1.04, and the making available by the Agent of such amounts shall satisfy the condition in this Section 12.10(b).

                  13.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  13.12 AMENDMENT OR WAIVER; ETC. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender), (i) extend the final scheduled maturity of any Loan or Note or extend the stated expiration date of any Letter of Credit beyond the Final Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof (except to the extent repaid in cash) (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) shall not constitute a reduction in the rate of interest or Fees for the purposes of this clause (i)),
(ii) release all or substantially all of the Collateral or release any Borrower from its obligations under the Company/Sub-Guaranty (except, in each case, as expressly provided in the Credit Documents), (iii) amend, modify or waive any provision of this Section 13.12 to the extent that any such amendment, or modification or waiver would alter any of the voting provisions set forth in the other provisions of this Section 13.12, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Commitments are included on the Restatement Effective Date), (v) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement or (vi) amend or modify the definition of Eligible Financed Equipment, Eligible Accounts, Eligible Parts Inventory or Borrowing Base, in each case to the extent that any such amendment or modification would have the effect of increasing the amount of the Borrowing Base by more than $15,000,000 immediately after giving effect to such amendment or modification; PROVIDED FURTHER, that no such change, waiver, discharge or termination shall (u) increase the Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase of the Commitment of such Lender), (v) without the consent of any Issuing Lender, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (w) without the consent of the Swingline Lender, alter the Swingline Lender's rights or obligations with respect to Swingline Loans, (x) without the consent of the Agent, amend, modify or waive any provision of Section 12 or any other provision as same relates to the rights or obligations of the Agent, (y) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent or (z) without the consent of the Supermajority Lenders,
(A) amend or modify the definition of Eligible Finance Equipment, Eligible Accounts, Eligible Parts Inventory or Borrowing Base, in each case to the extent that any such amendment or modification would have the effect of increasing the amount of the Borrowing Base by no more than $15,000,000 immediately after giving effect to such amendment or modification or (B) reduce the percentage specified in the definition of Supermajority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the Commitments are included on the Restatement Effective Date).

                  (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (vi), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Company shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitment and/or repay the outstanding Revolving Loans of such Lender and cash collateralize its applicable Percentage of the Letter of Credit Outstandings in accordance with Sections 3.02(b) and 4.01(b), PROVIDED that, unless the Commitment that is terminated, and Revolving Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Revolving Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, PROVIDED FURTHER, that in any event the Company shall not have the right to replace a Lender, terminate its Commitment or repay its Revolving Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

                  13.13 SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 12.06 and 13.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations.

                  13.14 DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  13.15 REGISTER. The Borrowers hereby designate the Agent to serve as the Borrowers' agent, solely for purposes of this Section 13.15, to maintain a register (the "Register") of which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrowers' obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitment of such Lender and the rights to the principal of, and interest on, any Revolving Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Agent with respect to ownership of such Commitment and Revolving Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Revolving Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Revolving Loans shall be recorded by the Agent on the Register only upon the acceptance by the Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Agent for acceptance and registration of assignment or transfer of all or part of a Revolving Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender any Revolving Note evidencing such Revolving Loan, and thereupon one or more new Revolving Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender if requested by any such Lender. The Borrowers jointly and severally agree to indemnify the Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Agent in performing its duties under this
Section 13.15.

                  13.16 CONFIDENTIALITY. (a) Subject to the provisions of clause
(b) of this Section 13.16, each Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of the Company (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender) any information with respect to the Company or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Company to the Lenders in writing as confidential, PROVIDED that any Lender may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 13.16(a) by such Lender, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board, the NAIC or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, PROVIDED that in such event such Lender shall use its reasonable best efforts to give the Company prior notice thereof (to the extent prior notice is reasonably practicable under the circumstances), although the failure to give any such notice shall not result in any liability against such Lender,
(iv) in order to comply with any law, order, regulation or ruling applicable to such Lender, (v) to the Agent or the Collateral Agent and (vi) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Revolving Notes or Commitments or any interest therein by such

Lender, PROVIDED that such prospective transferee or participant agrees to be bound by the confidentiality provisions contained in this Section 13.16.

                  (b) Each Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates any information related to the Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Company and its Subsidiaries), provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender.

                  13.17 INCREASES OF REVOLVING LOAN COMMITMENTS. So long as no Default or Event of Default then exists or would result therefrom, the Company shall have the right at any time and from time to time after the repayment of all outstanding loans under the Existing Term Loan Agreement to request one or more Lenders to increase their respective Commitments, it being understood and agreed, however, that (i) no Lender shall be obligated to increase its Commitment as a result of any request by the Company, (ii) any Lender may so increase its Commitment without the consent of any other Lender but with the consent of the Agent, (iii) any increase in the Total Commitment pursuant to this Section 13.17 shall be in a minimum amount of at least $20,000,000 and in integral multiples of $1,000,000 in excess thereof, (iv) the Total Commitment may not be increased by more than $100,000,000 pursuant to this Section 13.17 and (v) any increase in the Commitment of any Lender pursuant to this Section
13.17 shall be done in coordination with the Agent. At the time of any increase in the Total Commitment pursuant to this Section 13.17, (i) the Borrowers shall, in coordination with the Agent, repay outstanding Revolving Loans of certain Lenders and, if necessary, incur additional Revolving Loans from other Lenders in each case so that the Lenders continue to participate in each Borrowing of Revolving Loans PRO RATA on the basis of their Commitments (after giving effect to any such increase in the Total Commitment pursuant to this Section 13.17) and with the Borrowers being jointly and severally obligated to pay to the respective Lenders the costs of the type referred to in Section 1.11 in connection with any such repayment and/or Borrowing, (ii) Schedule I shall be deemed modified to reflect the revised Commitments of the affected Lenders,
(iii) upon surrender of any old Revolving Notes by those Lenders that have increased their Commitments pursuant to this Section 13.17, to the extent requested by such Lenders, new Revolving Notes will be issued, at the Borrowers' expense, to such Lenders to be in conformity with the requirements of Section
1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments and (iv) the Company shall deliver evidence satisfactory to the Agent, including an officer's certificate of the Company (accompanied by any required financial calculations in reasonable detail) and an opinion of counsel for the Company, that the increase in the Total Commitment is permitted under, or satisfied by, the terms of the Senior Subordinated Note Documents (if any).

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

ADDRESS:

3750 N.W. 87th Avenue               NEFF CORP.
Miami, Florida 33178

Attention: Kevin Fitzgerald
Telephone: (305) 513-3350           By:
Telecopier: (305) 513-4255             ---------------------------------------
                                       Name:
                                       Title:

3750 N.W. 87th Avenue               NEFF RENTAL, INC.
Miami, Florida 33178

Attention: Kevin Fitzgerald
Telephone: (305) 513-3350           By:
Telecopier: (305) 513-4255             ----------------------------------------
                                       Name:
                                       Title:

3750 N.W. 87th Avenue               NEFF MACHINERY, INC.
Miami, Florida 33178

Attention: Kevin Fitzgerald
Telephone: (305) 513-3350           By:
Telecopier: (305) 513-4255             ----------------------------------------
                                       Name:
                                       Title:

                      BANKERS TRUST COMPANY,
                          Individually and as Agent

                      By:
                         -----------------------------------------------
                         Name:
                         Title:

                      DEUTSCHE FINANCIAL SERVICES

                      By:
                         -----------------------------------------------
                         Name:
                         Title:

                      LASALLE BUSINESS CREDIT, INC.

                      By:
                         -----------------------------------------------
                         Name:
                         Title:

                      IBJ SCHRODER BUSINESS CREDIT
                          CORPORATION

                      By:
                         -----------------------------------------------
                         Name:
                         Title:

                      CIT GROUP/BUSINESS CREDIT, INC.

                      By:
                         -----------------------------------------------
                         Name:
                         Title:

                      TRANSAMERICA BUSINESS CREDIT
                          CORPORATION

                      By:
                         -----------------------------------------------
                         Name:
                         Title:

                      GCB INVESTMENT PORTFOLIO

                      By: Citibank, N.A.

                      By:
                         -----------------------------------------------
                         Name:
                         Title:

                      OSPREY INVESTMENTS PORTFOLIO

                      By: Citibank, N.A., as Manager

                      By:
                         -----------------------------------------------
                         Name:
                         Title:

                      PILGRIM AMERICA PRIME RATE TRUST

                      By:
                         -----------------------------------------------
                         Name:
                         Title:

                                                                      SCHEDULE I
                                   COMMITMENTS

LENDER                                                             COMMITMENT
------                                                             ----------
Bankers Trust Company                                              $98,750,000
Deutsche Financial Services                                        $43,750,000
Transamerica Business Credit                                       $25,000,000
Pilgrim America Prime Rate Trust                                   $20,000,000
LaSalle Business Credit, Inc.                                      $17,500,000
CIT Group/Business Credit, Inc.                                    $15,000,000
GCB Investment Portfolio                                           $15,000,000
IBJ Schroder Business Credit Corporation                           $15,000,000
TOTAL                                                              $250,000,000
                                                                    ===========

                                                                    SCHEDULE II

                                LENDER ADDRESSES

 LENDER                                       ADDRESS
 ------                                       -------
 Bankers Trust Company                        One Bankers Trust Plaza
                                              130 Liberty Street
                                              New York, NY  10006
                                              Attn:  Andrew Keith
                                              Tel. No.:  212-250-8617
                                              Fax No.:  212-250-7218

 Deutsche Financial Services                  2859 Paces Ferry Road
                                              Suite 1140
                                              Atlanta, GA 30339
                                              Attn:  Katherine Cowan
                                              Tel. No.:  770-435-6264
                                              Fax No.: 770-384-1438

 CIT Group/Business Credit, Inc.              1211 Avenue of the Americas
                                              New York, NY 10036
                                              Attn:  Mitchell Drucker
                                              Tel. No.:  212-536-1277
                                              Fax No.: 212-454-2942

 IBJ Schroder Business Credit Corporation     One State Street
                                              New York, NY 10004
                                              Attn:  Tom Bayer
                                              Tel. No.:   212-858-2188
                                              Fax No.:  212-858-2151

                                              Attn:  John Butera
                                              Tel. No.:  212-858-2575
                                              Fax No.:  212-858-2151

 LaSalle Business Credit, Inc.                135 South LaSalle Street
                                              Chicago, IL 60603
                                              Attn:    Scott Busch
                                              Tel. No.:  312-904-5308
                                              Fax No.: 312-904-7425

                                                                     Schedule II
                                                                          Page 2

 Pilgrim America Prime Rate Trust             Two Renaissance Square
                                              40 North Central Avenue
                                              Suite 1200
                                              Phoenix, AZ 85004-3444
                                              Attn:  Howard Tiffan
                                              Tel. No.:  602-417-8259
                                              Fax No.: 602-417-8327

 Transamerica Business Credit Corporation     555 Theodore Fremd Avenue
                                              Suite C-301
                                              Rye, NY 10580
                                              Attn:  Ron Walker
                                              Tel. No.:  914-925-7218
                                              Fax No.: 914-921-0110

 GCB Investment Portfolio                     599 Lexington Avenue
                                              26th Floor zone 10
                                              New York, NY 10043
                                              Attn:  Steven Kaufman
                                              Tel. No.:  212-559-7086
                                              Fax No.:  212-793-1871

                                                                    SCHEDULE III

                                   LITIGATION

                                                                     SCHEDULE IV

                                  REAL PROPERTY

                                                                      SCHEDULE V

                                CONVERTIBLE STOCK

                                                                     SCHEDULE VI

                                  SUBSIDIARIES

                                                                    SCHEDULE VII

                              EXISTING INDEBTEDNESS

                                                                   SCHEDULE VIII

                                    INSURANCE

                                                                     SCHEDULE IX

                                 EXISTING LIENS

FILING                                                ORIGINAL      DESCRIPTION
LOCATION    DEBTOR    SECURED PARTY    FILE NUMBER    FILE DATE    OF COLLATERAL
--------    ------    -------------    -----------    ---------    -------------

                                                                      SCHEDULE X

                              EXISTING INVESTMENTS

                                                                     SCHEDULE XI

                             CASH MANAGEMENT SYSTEM

                                                                    SCHEDULE XII

                           CONSOLIDATED EBITDA ADDBACK

       COMPANY'S FISCAL QUARTER ENDING                            AMOUNT
       -------------------------------                            ------
       March 31, 1998                                          $20,000,000
       June 30, 1998                                           $13,000,000
       September 30, 1998                                       $6,500,000

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SECTION 1. Amount and Terms of Credit.........................................1
         1.01 The Commitments.................................................1
         1.02 Minimum Amount of Each Borrowing................................3
         1.03 Notice of Borrowing.............................................3
         1.04 Disbursement of Funds...........................................4
         1.05 Notes...........................................................5
         1.06 Conversions.....................................................5
         1.07 Pro Rata Borrowings.............................................6
         1.08 Interest........................................................6
         1.09 Interest Periods................................................7
         1.10 Increased Costs, Illegality, etc................................8
         1.11 Compensation...................................................10
         1.12 Change of Lending Office.......................................10
         1.13 Replacement of Lenders.........................................10

SECTION 2. Letters of Credit.................................................11
         2.01 Letters of Credit..............................................11
         2.02 Maximum Letter of Credit Outstandings; Final Maturities........12
         2.03 Letter of Credit Requests; Minimum Stated Amount...............12
         2.04 Letter of Credit Participations................................13
         2.05 Agreement to Repay Letter of Credit Drawings...................15
         2.06 Increased Costs................................................16

SECTION 3. Commitment Commission; Fees; Reductions of Commitment.............16
         3.01 Fees...........................................................16
         3.02 Voluntary Termination of Unutilized Commitments................17
         3.03 Mandatory Reduction of Commitments.............................18

SECTION 4. Prepayments; Payments; Taxes......................................19
         4.01 Voluntary Prepayments..........................................19
         4.02 Mandatory Repayments...........................................20
         4.03 Method and Place of Payment....................................21
         4.04 Net Payments...................................................21

SECTION 5. Conditions Precedent to the Restatement Effective Date............23
         5.01 Execution of Agreement; Notes..................................23
         5.02 Officers Certificate...........................................24
         5.03 Opinions of Counsel............................................24
         5.04 Corporate Documents; Proceedings; etc..........................24
         5.05 Existing Credit Agreement......................................24

                                      (i)

         5.06 Adverse Change, etc............................................25
         5.07 Litigation.....................................................25
         5.08 Pledge Agreements..............................................26
         5.09 Security Agreement.............................................26
         5.10 Company/Sub Guaranty...........................................26
         5.11 Collateral Assignment of Leases; etc...........................27
         5.12 Intercreditor Agreement........................................27
         5.13 Financial Statements; Pro Forma Balance Sheet; Projections.....27
         5.14 Solvency Certificate...........................................27
         5.15 Initial Borrowing Base Certificate.............................27
         5.16 Fees, etc......................................................27

SECTION 6. Conditions Precedent to All Credit Events.........................27
         6.01 Restatement Effective Date.....................................28
         6.02 No Default; Representations and Warranties.....................28
         6.03 Notice of Borrowing; Letter of Credit Request..................28

SECTION 7. Representations, Warranties and Agreements........................28
         7.01 Corporate Status...............................................28
         7.02 Corporate and Other Power and Authority........................29
         7.03 No Violation...................................................29
         7.04 Approvals......................................................29
         7.05 Financial Statements; Financial Condition;
              Undisclosed Liabilities; Projections; etc......................29
         7.06 Litigation.....................................................31
         7.07 True and Complete Disclosure...................................31
         7.08 Use of Proceeds; Margin Regulations............................31
         7.09 Tax Returns and Payments.......................................31
         7.10 Compliance with ERISA..........................................32
         7.11 The Security Documents.........................................33
         7.12 Properties.....................................................34
         7.13 Capitalization.................................................34
         7.14 Subsidiaries...................................................34
         7.15 Compliance with Statutes, etc..................................34
         7.16 Investment Company Act.........................................34
         7.17 Public Utility Holding Company Act.............................35
         7.18 Environmental Matters..........................................35
         7.19 Labor Relations................................................35
         7.20 Patents, Licenses, Franchises and Formulas.....................36
         7.21 Indebtedness...................................................36
         7.22 Senior Subordinated Notes......................................36

                                      (ii)

SECTION 8. Affirmative Covenants.............................................36
         8.01 Information Covenants..........................................36
         8.02 Books, Records and Inspections; Annual Meetings................39
         8.03 Maintenance of Property; Insurance.............................39
         8.04 Corporate Franchises...........................................40
         8.05 Compliance with Statutes, etc..................................41
         8.06 Compliance with Environmental Laws.............................41
         8.07 ERISA..........................................................41
         8.08 End of Fiscal Years; Fiscal Quarters...........................42
         8.09 Performance of Obligations.....................................42
         8.10 Payment of Taxes...............................................43
         8.11 Foreign Subsidiaries Security, etc.............................43
         8.12 Additional Security; Further Assurances........................43
         8.13 IPO............................................................44
         8.14 Cash Management System.........................................45
         8.15 Landlord Waivers...............................................45

SECTION 9. Negative Covenants................................................45
         9.01 Liens..........................................................45
         9.02 Consolidation, Merger, Purchase or Sale of Assets, etc.........47
         9.03 Dividends......................................................51
         9.04 Indebtedness...................................................52
         9.05 Advances, Investments and Loans................................54
         9.06 Transactions with Affiliates...................................56
         9.07 Capital Expenditures...........................................56
         9.08 Consolidated Interest Coverage Ratio...........................58
         9.09 Maximum Leverage Ratio.........................................59
         9.10 Limitation on Payments of Certain Indebtedness;
              Modifications of Certain Indebtedness;
              Modifications of Certificate of Incorporation
              and By-Laws; etc...............................................59
         9.11 Limitation on Certain Restrictions on Subsidiaries.............60
         9.12 Limitation on Issuance of Capital Stock........................60
         9.13 Business.......................................................61
         9.14 Limitation on Creation of Subsidiaries.........................61

SECTION 10. Events of Default................................................61
         10.01 Payments......................................................61
         10.02 Representations, etc..........................................61
         10.03 Covenants.....................................................61
         10.04 Default Under Other Agreements................................62
         10.05 Bankruptcy, etc...............................................62
         10.06 ERISA.........................................................62
         10.07 Security Documents............................................63

                                     (iii)

         10.08 Company/Sub Guaranty..........................................63
         10.09 Judgments.....................................................63
         10.10 Change of Control.............................................63

SECTION 11. Definitions and Accounting Terms.................................64
         11.01 Defined Terms.................................................64

SECTION 12. The Agent........................................................91
        12.01 Appointment....................................................91
        12.02 Nature of Duties...............................................91
        12.03 Lack of Reliance on the Agent..................................92
        12.04 Certain Rights of the Agent....................................92
        12.05 Reliance.......................................................92
        12.06 Indemnification................................................92
        12.07 The Agent in its Individual Capacity...........................93
        12.08 Holders........................................................93
        12.09 Resignation by the Agent.......................................93

SECTION 13. Miscellaneous....................................................94
         13.01 Payment of Expenses, etc......................................94
         13.02 Right of Setoff...............................................95
         13.03 Notices.......................................................95
         13.04 Benefit of Agreement; Assignments; Participations.............95
         13.05 No Waiver; Remedies Cumulative................................97
         13.06 Payments Pro Rata.............................................98
         13.07 Calculations; Computations; Accounting Terms..................98
         13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
               WAIVER OF JURY TRIAL..........................................98
         13.09 Counterparts.................................................100
         13.10 Effectiveness................................................100
         13.11 Headings Descriptive.........................................100
         13.12 Amendment or Waiver; etc.....................................100
         13.13 Survival.....................................................102
         13.14 Domicile of Loans............................................102
         13.15 Register.....................................................102
         13.16 Confidentiality..............................................103
         13.17 Increases of Revolving Loan Commitments......................103

                                      (iv)

SCHEDULE I                Commitments
SCHEDULE II               Lender Addresses
SCHEDULE III              Litigation
SCHEDULE IV               Real Property
SCHEUDLE V                Convertible Stock
SCHEDULE VI               Subsidaries
SCHEDULE VII              Existing Indebtedness
SCHEDULE VIII             Insurance
SCHEDULE IX               Existing Liens
SCHEDULE X                Existing Investments
SCHEDULE XI               Cash Management System
SCHEDULE XII              Consolidated EBITDA Addback

EXHIBIT A                 Notice of Borrowing
EXHIBIT B-1               Revolving Note
EXHIBIT B-2               Swingline Note
EXHIBIT C                 Letter of Credit Request
EXHIBIT D                 Section 4.04(b)(ii) Certificate
EXHIBIT E                 Opinion of Fried, Frank, Harris,
                            Schriver & Jacobson, Counsel to the Credit Parties
EXHIBIT F                 Officers' Certificate
EXHIBIT G                 Company/Sub Pledge Agreement
EXHIBIT H                 Shareholders Pledge Agreement
EXHIBIT I                 Security Agreement
EXHIBIT J                 Company/Sub Guaranty
EXHIBIT K                 Intercreditor Agreement
EXHIBIT L                 Solvency Certificate
EXHIBIT M                 Borrowing Base Certificate
EXHIBIT N                 Assignment and Assumption Agreement
EXHIBIT O                 Intercompany Note

                                      (v)